UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2007

ICAHN ENTERPRISES L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300

(Registrant’s Telephone Number, Including Area Code)

American Real Estate Partners, L.P.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 9, 2007, Icahn Enterprises L.P., formerly known as American Real Estate Partners, L.P. (“IE”), filed its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007 (“Form 10-Q”). In Part II, Item 5 (Other Information) of Form 10-Q, IE reported the completion on August 8, 2007 of its acquisition of Carl C. Icahn’s partnership interests in the general partners of a group of private investment funds managed and controlled by Mr. Icahn and the partnership interests in a newly formed management company. IE reported the acquisition in Item 5 of Form 10-Q in lieu of reporting such information under Item 2.01 of a Current Report on Form 8-K, which would otherwise have been required to be filed with respect to such information. This Form 8-K is being filed to provide the financial statements of the Icahn Investment Management Entities (as defined therein) and IE’s pro forma financial information.

IE is a diversified holding company owning subsidiaries in the following continuing operating businesses: Investment Management, Real Estate and Home Fashion. The Asset Management and GP Entities provide investment advisory and certain management services to the Private Funds (as such terms are defined in the financial statements of the Icahn Investment Management Entities) but do not provide such services to any other individuals or accounts.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Icahn Investment Management Entities
Report of Independent Registered Public Accounting Firm	2
Combined Statements of Financial Condition as of December 31, 2006 and 2005	3
Combined Statements of Income for the Years Ended December 31, 2006 and 2005 and the Period from November 1, 2004 (Commencement of Operations) through December 31, 2004	4
Combined Statements of Changes in Partners’ Capital for the Years Ended December 31, 2006 and 2005 and the Period from November 1, 2004 (Commencement of Operations) through December 31, 2004	5
Combined Statements of Cash Flows for the Years Ended December 31, 2006 and 2005 and the Period from November 1, 2004 (Commencement of Operations) through December 31, 2004	6
Notes to Combined Financial Statements	7
Combined Statements of Financial Condition as of March 31, 2007 (Unaudited) and December 31, 2006	28
Combined Statements of Income for the Three Months Ended March 31, 2007 and 2006 (Unaudited)	29
Combined Statements of Changes in Partners’ Capital for the Three Months Ended March 31, 2007 and 2006 (Unaudited)	30
Combined Statements of Cash Flows for the Three Months Ended March 31, 2007 and 2006 (Unaudited)	31
Notes to Combined Financial Statements	32

(b) Unaudited Pro Forma Financial Information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of the Icahn Investment Management Entities

We have audited the accompanying combined statements of financial condition of the Icahn Investment Management Entities (the “Company”) as of December 31, 2006 and 2005, and the related combined statements of income, changes in partners’ capital, and cash flows for the years ended December 31, 2006 and 2005, and the period from November 1, 2004 (commencement of operations) through December 31, 2004. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Icahn Investment Management Entities as of December 31, 2006 and 2005, and the results of its combined operations and its combined cash flows for the years ended December 31, 2006 and 2005, and the period from November 1, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/S/ GRANT THORNTON LLP

New York, New York
October 23, 2007

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF FINANCIAL CONDITION
December 31, 2006 and 2005
(In 000s)

	December 31,
	2006	2005
ASSETS
Cash and cash equivalents	$4,822	$2,341
Cash held at consolidated affiliated partnerships and restricted cash	1,106,809	139,856
Securities owned, at fair value	2,757,229	2,581,634
Unrealized gains on derivative contracts, at fair value	80,216	29
Accrued interest and dividends receivable	5,061	11,893
Due from brokers	838,620	343,807
Prepaid expenses and other assets	1,312	665
Receivable from sales of securities	21,058	10,958
Receivables from affiliates	29	54
Total assets	$4,815,156	$3,091,237
LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Accounts payable	$41	$154
Accrued expenses and other liabilities	14,671	434
Compensation payable	13,479	2,610
Income taxes payable (including deferred taxes of $2,504 and $834)	2,528	834
Securities sold, not yet purchased, at fair value	691,286	367,024
Unrealized losses on derivative, futures and foreign currency contracts, at fair value	1,770	9,353
Accrued interest and dividends payable	4,737	1,271
Payable for purchases of securities	11,687	23,138
Subscriptions received in advance – consolidated affiliated partnerships	66,030	40,560
Redemptions payable – consolidated affiliated partnerships	23,830	—
Total liabilities	830,059	445,378
Commitments and contingencies (Note 10)
Non-controlling interests in consolidated affiliated partnerships	3,628,470	2,548,900
Partners’ capital:
Limited partners	84,313	29,022
General partner	272,314	67,937
	356,627	96,959
Total liabilities and partners’ capital	$4,815,156	$3,091,237

The accompanying notes are an integral part of these combined financial statements.

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF INCOME
Years Ended December 31, 2006 and 2005 and the Period from November 1, 2004
(Commencement of Operations) to December 31, 2004
(In 000s)

	Year Ended December 31,		November 1, 2004 - December 31, 2004
	2006	2005
Revenues
Consolidated affiliated partnerships:
Realized gains — securities	$805,122	$110,481	$23,934
Unrealized gains — securities	158,206	182,006	35,320
Realized gains (losses) — derivative contracts	(20,357)	21,481	—
Unrealized gains (losses) — derivative contracts	87,769	(8,528)	—
Interest, dividends and other income	73,218	47,268	2,846
Other income	345	168	—
Total revenues	1,104,303	352,876	62,100
Expenses
Compensation	29,732	12,929	1,086
Shareholder actions	4,952	3,185	—
Rent	1,426	1,472	170
Professional fees	792	307	154
Office, administrative and other	727	200	31
Consolidated affiliated partnerships:
Interest expense	9,901	43	72
Dividend expense	6,256	2,149	116
Financing expense	13,853	—	—
Other investment expenses	8,260	1,701	—
Filing fees	500	1,668	—
Administration fees	2,051	1,451	72
Professional fees and other	1,285	945	275
Total expenses	79,735	26,050	1,976
Income before income taxes and non-controlling interests in consolidated affiliated partnerships	1,024,568	326,826	60,124
Less: Income attributable to non-controlling interests in consolidated affiliated partnerships	(763,137)	(241,361)	(48,649)
Income taxes:
Current	(93)	(82)	(54)
Deferred	(1,670)	(808)	(27)
	(1,763)	(890)	(81)
Net income	$259,668	$84,575	$11,394

The accompanying notes are an integral part of these combined financial statements.

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
Years Ended December 31, 2006 and 2005, and the Period from November 1, 2004
(Commencement of Operations) to December 31, 2004
(In 000s)

	General Partner	Limited Partner	Total
Capital contributions	$970	$20	$990
Allocation of net income	9,537	1,857	11,394
Partners’ capital — December 31, 2004	10,507	1,877	12,384
Allocation of net income	57,430	27,145	84,575
Partners’ capital — December 31, 2005	67,937	29,022	96,959
Allocation of net income	204,377	55,291	259,668
Partners’ capital — December 31, 2006	$272,314	$84,313	$356,627

The accompanying notes are an integral part of these combined financial statements.

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2006 and 2005, and the Period from November 1, 2004
(Commencement of Operations) to December 31, 2004
(In 000s)

	Year Ended December 31,		November 1, 2004 - December 31, 2004
	2006	2005
Cash flows from operating activities:
Net income	$259,668	$84,575	$11,394
Adjustments to reconcile net income to net cash used in operating activities:
Income attributable to non-controlling interests in consolidated affiliated partnerships	763,137	241,361	48,649
Deferred taxes	1,670	808	27
Realized and unrealized gains on investments	(963,328)	(292,487)	(59,254)
Purchases of securities	(4,267,933)	(3,186,738)	(487,049)
Proceeds from sales of securities	5,154,820	1,252,706	178,502
Purchases to cover securities sold, not yet purchased	(764,723)	(127,324)	—
Proceeds from securities sold, not yet purchased	989,829	455,319	51,715
Changes in operating assets and liabilities:
Cash held at consolidated affiliated partnerships and restricted cash	(966,953)	420,643	(560,499)
Due from brokers	(494,813)	244,209	(588,016)
Receivable from sales of securities	(10,099)	(9,141)	(1,817)
Unrealized gains on derivative contracts	(80,187)	(29)	—
Accrued interest and dividends receivable	6,833	(10,070)	(1,824)
Receivables from affiliates	25	(54)	—
Prepaid expenses and other assets	(648)	(368)	(297)
Accounts payable, accrued expenses and other liabilities	14,124	(858)	1,445
Compensation payable	10,869	2,391	219
Income taxes payable	24	—	—
Payable for purchases of securities	(11,451)	23,138	—
Unrealized losses on derivatives, futures and foreign currency contracts	(7,581)	8,557	796
Accrued interest and dividends payable	3,466	1,154	117
Net cash used in operating activities	(363,251)	(892,208)	(1,405,892)
Cash flows from financing activities:
Capital contributions by and receipt of subscriptions receivable from partners	—	20	970
Subscriptions received in advance	66,030	40,560	300,445
Capital distributions to non-controlling interests in consolidated affiliated partnerships	(113)	(5,191)	—
Capital contributions by non-controlling interests in consolidated affiliated partnerships	299,815	857,937	1,105,700
Net cash provided by financing activities	365,732	893,326	1,407,115
Net increase in cash and cash equivalents	2,481	1,118	1,223
Cash and cash equivalents at beginning of period	2,341	1,223	—
Cash and cash equivalents at end of period	$4,822	$2,341	$1,223
Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$4,734	$20	$72
Cash paid during the period for taxes	$—	$316	$—
Supplemental schedule of non-cash financing activities:
Redemptions payable to non-controlling interests in consolidated affiliated partnerships	$23,830	$—	$—

The accompanying notes are an integral part of these combined financial statements.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 1 — Organization

Basis of Presentation

The accompanying combined financial statements include the accounts of three affiliated general partner and management entities under common control and management (Icahn Management LP (“Icahn Management”), Icahn Onshore LP (the “Onshore GP”) and Icahn Offshore LP (the “Offshore GP” and, together with the Onshore GP, the “General Partners”)) and their respective consolidated entities (i) Icahn Partners LP (the “Onshore Fund”); (ii) Icahn Fund Ltd. (the “Offshore Fund”); (iii) Icahn Sterling Fund Ltd. (the “Sterling Fund”) and (iv) Icahn Partners Master Fund LP (“Offshore Master Fund I”) collectively, the “Icahn Investment Management Entities” or the “Interests.” Prior to the sale of certain general partnership interests on August 8, 2007, as described below in more detail, each of Icahn Management and the General Partners was principally owned by Carl C. Icahn. Icahn Management provided certain management and administrative services to the Onshore Fund, the Offshore Fund, the Sterling Fund and Offshore Master Fund I, each of which was formed prior to 2007. In addition, in 2007, prior to the sale on August 8, 2007, Icahn Management provided such services to Icahn Partners Master Fund II L.P. (“Offshore Master Fund II”) and Icahn Partners Master Fund III L.P. (“Offshore Master Fund III”), each of which was formed in 2007. Offshore Master Fund I, Offshore Master Fund II and Offshore Master Fund III are collectively referred to herein as the “Offshore Master Funds.” In 2007, prior to the sale on August 8, 2007, Icahn Management also provided such services to Icahn Fund II, Icahn Fund III and Icahn Cayman Partners L.P. The accompanying combined financial statements include the net assets and results of operations of the Icahn Investment Management Entities during the period of common control, commencing November 1, 2004.

Sale of Partnership Interests to Icahn Enterprises L.P.

On August 8, 2007, Icahn Enterprises L.P. (“IE”), which was formerly known as American Real Estate Partners, L.P., acquired the general partnership interests in the General Partners and the general partnership interests in New Icahn Management (as defined below). These entities provide investment advisory and certain management services to the Private Funds (as defined below) but do not provide such services to any other entities, individuals or accounts. IE entered into a Contribution and Exchange Agreement (the “Contribution Agreement”) dated as of August 8, 2007, with CCI Offshore Corp. (“CCI Offshore”), CCI Onshore Corp. (“CCI Onshore”), Icahn Management (Icahn Management, CCI Offshore and CCI Onshore collectively referred to herein as the “Contributors”), and Carl C. Icahn. Pursuant to the Contribution Agreement, IE acquired general partnership interests in the General Partners, acting as general partners of the Onshore Fund and the Offshore Master Funds managed and controlled by Mr. Icahn (the Onshore Fund and the Offshore Master Funds collectively referred to herein as the “Investment Funds”). The General Partners also act as general partners of certain funds formed as Cayman Islands exempted limited partnerships that invest in the Offshore Master Funds. These funds, together with other funds that also invest in the Offshore Master Funds, are collectively referred to herein as the “Feeder Funds” and, together with the Investment Funds, the “Private Funds.” IE also acquired the general partnership interest in Icahn Capital Management LP (“New Icahn Management”), a newly formed management company that provides certain management and administrative services to the Private Funds. The total initial consideration paid for the acquisition was $810 million of IE depositary units. In addition, IE has agreed to make certain earn-out payments to the Contributors over a five-year period payable in additional depositary units based on IE’s after-tax earnings from the Partnership Interests that it acquired, which includes both management fees and performance-based or incentive allocations paid by the Private Funds to the Asset Management and GP Entities. There is a maximum aggregate earn-out (including any catch-up) of $1.121 billion which is subject to achieving total after-tax earnings in such period of at least $3.906 billion.

Prior to the formation of New Icahn Management, Icahn Management provided management and administrative services to the Private Funds. New Icahn Management currently provides management and administrative services to the Private Funds. As referred to herein, either Icahn Management (for the period prior to the sale on August 8, 2007) or New Icahn Management (for the period subsequent to the sale on

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 1 — Organization  – (continued)

August 8, 2007) and the General Partners constitute the “Asset Management and GP Entities.” The accompanying combined financial statements and footnotes include the net assets and results of operations of the Icahn Investment Management Entities during the periods presented. Refer to Note 2 “Consolidation and Basis of Presentation” for discussion on principles of consolidation.

Nature of Businesses

The Asset Management and GP Entities provide investment advisory and certain management services to the Private Funds. The Asset Management and GP Entities do not provide investment advisory or other management services to any other entities, individuals or accounts, and interests in the Private Funds are offered only to certain sophisticated and accredited investors on the basis of exemptions from the registration requirements of the federal securities laws and are not publicly available.

The investment strategy employed by the General Partners for the Private Funds is set and led by Mr. Icahn. The Private Funds pursue a value-oriented activist investment philosophy. Although Mr. Icahn has been a long-time activist investor since 1987, Mr. Icahn has not managed a pool of funds raised from outside investors. The Private Funds invest across a variety of industries and types of securities, including long and short equities, long and short bonds, bank debt and other corporate obligations, risk arbitrage and capital structure arbitrage and other special situations. The Private Funds invest a material portion of their capital in publicly traded equity and debt securities of companies that the General Partners believe to be undervalued by the marketplace. The Private Funds from time to time take significant positions in the companies in which they invest.

Consolidated Onshore GP and the Onshore Fund

The Onshore GP, a Delaware limited partnership, is the general partner of the Onshore Fund and is responsible for the management and investment decisions of the Onshore Fund. The Onshore Fund is a limited partnership organized under the laws of the state of Delaware on September 13, 2004 to invest in various securities and other financial instruments, primarily for capital appreciation and current income. The Onshore Fund commenced operations on November 1, 2004. Prior to the sale on August 8, 2007, CCI Onshore, whose sole shareholder is Carl C. Icahn, was the general partner of the Onshore GP. The Onshore Fund is consolidated into the Onshore GP pursuant to U.S. generally accepted accounting principles (“U.S. GAAP”), as described in Note 2.

Consolidated Offshore GP, the Offshore Fund and the Offshore Master Funds

The Offshore GP, a Delaware limited partnership, is the general partner of each of the Offshore Master Funds and is responsible for the management and investment decisions of the Offshore Master Funds. Prior to the sale on August 8, 2007, CCI Offshore, whose sole shareholder is Carl C. Icahn, was the general partner of the Offshore GP. Offshore Master Fund I is a Cayman Islands exempted limited partnership formed on September 13, 2004 to invest in various securities and other financial instruments primarily for capital appreciation and current income. Offshore Master Fund I commenced operations on November 1, 2004. The Offshore Fund, a Cayman Islands exempted limited liability company, invests substantially all of its assets in Offshore Master Fund I. Each of Offshore Master Fund II and Offshore Master Fund III is a Cayman Islands exempted limited partnership that was formed in 2007. The Offshore Fund and Offshore Master Fund I are consolidated into these financial statements pursuant to U.S. GAAP, as described in Note 2.

The Sterling Fund

The Sterling Fund began operations on May 1, 2006. On October 1, 2006, the Sterling Fund’s assets were contributed to the Offshore Fund. During the period of May 1, 2006 through October 1, 2006, the Sterling Fund was consolidated into the Offshore GP pursuant to U.S. GAAP, as described in Note 2.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies

The accompanying combined financial statements are prepared in accordance with U.S. GAAP. The following are the significant accounting policies adopted by the Asset Management and GP Entities:

Consolidation and Basis of Presentation

As discussed above, the accompanying combined financial statements of the Icahn Investment Management Entities include the accounts of certain consolidated Private Funds. The Asset Management and GP Entities consolidate those entities in which (i) they have an investment of more than 50% and have control over significant operating, financial and investing decisions of the entity, (ii) they have a substantive, controlling general partner interest, or (iii) they are the primary beneficiary of a variable interest entity (a “VIE”). With respect to the consolidated Private Funds, the limited partners and shareholders have no substantive rights to impact ongoing governance and operating activities.

The Onshore Fund is consolidated into the Onshore GP pursuant to Emerging Issues Task Force (“EITF”) 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights, which defines the criteria for determining whether a general partner controls a limited partnership when the limited partners have certain rights, such as “kick-out” rights. According to EITF 04-5, consolidation of a limited partnership by the general partner is required when these rights do not exist.

The Offshore Fund and the Sterling Fund (through October 1, 2006) are consolidated into the Offshore GP pursuant to FASB Interpretation No. 46R (“FIN 46R”), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. VIEs are defined as entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. A VIE must be consolidated only by its primary beneficiary, which is defined as the party who, along with its affiliates and agents, will absorb a majority of the VIE's expected losses or receive a majority of the expected residual returns as a result of holding variable interests.

The accompanying combined financial statements of the Icahn Investment Management Entities reflect the assets, liabilities, revenues, expenses and cash flows of the Onshore Fund and Offshore Master Fund I on a gross basis for the periods presented. The majority ownership interests in the Onshore Fund and Offshore Master Fund I, which represent the portion of the Icahn Investment Management Entities’ consolidated net assets and net income attributable to the limited partners and shareholders in the consolidated Private Funds for the periods presented, are reflected as non-controlling interests in consolidated affiliated partnerships in the accompanying combined financial statements of the Icahn Investment Management Entities.

Although the Private Funds are not investment companies within the meaning of the Investment Company Act of 1940, as amended, each of the consolidated Private Funds is, for U.S. GAAP purposes, an investment company under the AICPA Audit and Accounting Guide—Investment Companies (the “AICPA Guide”). The Asset Management and GP Entities have retained the specialized accounting of these funds in accordance with EITF Issue No. 85-12, Retention of Specialized Accounting for Investments in Consolidation. The Offshore Master Funds managed by the Offshore GP are generally structured as master-feeder arrangements, whereby the Feeder Funds make their investments primarily in the Offshore Master Funds. In instances where the Asset Management and GP Entities, through their direct equity interest and consolidated Feeder Funds, own all of the outstanding equity shares of an affiliated master fund, the Asset Management and GP Entities consolidate such master fund. Pursuant to the AICPA Guide, the consolidated Private Funds' investments are reflected in the combined financial statements at their estimated fair values with changes in unrealized gains and losses included as a component of net income. Furthermore, pursuant to their specialized accounting, the Private Funds are not subject to the consolidation provisions of FIN 46R with respect to their investments.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies  – (continued)

The management fees earned by Icahn Management (and by New Icahn Management subsequent to the sale on August 8, 2007) from consolidated entities and the incentive allocations earned by the Onshore GP and the Offshore GP from the Onshore Fund and the Offshore Master Funds, respectively, are eliminated in consolidation; however, the Asset Management and GP Entities’ allocated share of the net income from the Private Funds includes the amount of these eliminated fees. Accordingly, the consolidation of the Private Funds has no material net effect on the Asset Management and GP Entities' earnings from the Private Funds. Management fees earned from unconsolidated Private Funds are reflected separately in the combined statements of income.

Use of Estimates

The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Income earned by the Asset Management and GP Entities typically includes an annual management fee of 2.5% of net asset value before a performance-based or incentive allocation of 25% of the net profits earned by the Private Funds subject to a loss carryforward provision. Prior to the sale on August 8, 2007, Icahn Management recognized management fee income in the period in which the related services were performed and in accordance with the (i) Management Agreement, dated as of November 1, 2004, between Icahn Management and the Onshore Fund, as amended from time to time, (ii) Management Agreement, dated as of November 1, 2004, between Icahn Management and the Offshore Fund, as amended from time to time and (iii) Management Agreement, dated as of May 1, 2006 between Icahn Management and the Sterling Fund. Subsequent to the sale on August 8, 2007, New Icahn Management will continue to provide certain management and administrative services to the Private Funds and recognize management fee income in the period in which the related services are to be performed.

The general partner incentive allocations earned from the Onshore Fund and the Offshore Master Funds are accrued on a quarterly basis in accordance with Method 2 of EITF Topic D-96, Accounting for Management Fees Based on a Formula, and are allocated to the Onshore GP and the Offshore GP, respectively, at the end of the Onshore Fund’s and the Offshore Master Funds’ fiscal year (or sooner on redemptions). Such accruals may be reversed as a result of subsequent investment performance prior to the conclusion of the Onshore Fund’s and the Offshore Master Funds’ fiscal year.

The incentive allocations earned by the Onshore GP and the Offshore GP from the Onshore Fund and the Offshore Master Funds, respectively, and the management fees earned by Icahn Management (and by New Icahn Management subsequent to the sale on August 8, 2007), are eliminated in consolidation; however, the Asset Management and GP Entities’ allocated share of the net income from the Private Funds includes the amount of these eliminated fees.

Cash and Cash Equivalents

The Asset Management and GP Entities consider all highly liquid investments with maturities of three months or less at the date of purchase to be cash equivalents.

Cash Held at Consolidated Affiliated Partnerships and Restricted Cash

Cash held at consolidated affiliated partnerships consists of (i) cash and cash equivalents held by the Onshore Fund and the Offshore Master Funds which, although not legally restricted, is not available to fund the general liquidity needs of the Asset Management and GP Entities, and (ii) restricted cash relating to derivatives held on deposit by the relevant financial institution.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies  – (continued)

Shareholder Actions

Shareholder actions include expenses relating to the conduct of proxy contests and tender offers, litigation expenses, legal expenses and other professional fees incurred in connection with the making or administration of investments, to the extent not borne by companies in which the Private Funds have an investment.

Compensation and Benefits

Salaries and cash bonuses are accrued and recognized as incurred. Icahn & Co. LLC, an affiliate of the Asset Management and GP Entities, pays the salaries of employees of the Asset Management and GP Entities that perform various functions such as accounting, administrative, investment, legal and tax services. Under a separate expense-sharing agreement, Icahn & Co. LLC charges the Asset Management and GP Entities for the portion of these expenses attributable to the services provided by these employees to the Asset Management and GP Entities.

Pursuant to separate contractual service arrangements, and in exchange for certain services provided during the initial raising of the Private Funds, certain individuals were granted profit-sharing interests in Icahn Management and the General Partners (which profit-sharing interests in Icahn Management were assumed by New Icahn Management subsequent to the sale on August 8, 2007) and such individuals were thereby entitled to a portion of the management fees and incentive allocations, net of certain expenses, earned by the Asset Management and GP Entities. Accordingly, management fees and incentive allocations earned by the Asset Management and GP Entities give rise to a corresponding profit-sharing obligation which is reflected in the combined statements of financial condition as compensation payable. Amounts payable under these profit-sharing arrangements are accrued and recorded as compensation expense when the underlying management fees and incentive allocations are earned.

In addition, in connection with agreements with certain employees, the Asset Management and GP Entities granted rights to these employees to participate in specified percentages of the management fees and incentive allocations generated by the Asset Management and GP Entities. Certain of these rights provide these employees with the right to defer and reinvest their respective share of these management fees and incentive allocations in the Private Funds. These rights typically vest over a period of two to seven years. Accordingly, they are accounted for as share-based payments in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payments (“SFAS 123R”), whereby compensation expense is measured at fair value and recognized over the vesting period. These arrangements are further described in Note 7.

Income Taxes

No provision for federal, state or local income taxes has been made since the Asset Management and GP Entities are not taxable entities and the individual partners are liable for their share of the Asset Management and GP Entities’ income or loss.

Icahn Management (and New Icahn Management subsequent to the sale on August 8, 2007) is subject to a New York City Unincorporated Business tax (“UBT”) at a statutory rate of 4% on a portion of its income. UBT is accounted for under the FASB’s Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Icahn Management accounts for these taxes using the asset and liability method under which deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established when management believes it is probable that a deferred tax asset will not be realized.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies  – (continued)

Non-controlling Interests in Consolidated Affiliated Partnerships

Non-controlling interests in consolidated affiliated partnerships in the accompanying combined statements of financial condition represents the third-party limited partners’ or shareholders’ portion of the equity of the consolidated Private Funds. Non-controlling interests in earnings of consolidated affiliated partnerships in the accompanying combined statements of income represents the limited partners’ or shareholders’ portion of the income or loss of the consolidated Private Funds.

Allocation of Net Profits and Losses in Consolidated Affiliated Partnerships

Net investment income and net realized and unrealized gains and losses on investments of the Private Funds are allocated to both the respective general partner and the limited partners or shareholders of the Private Funds based on the ratio of their respective capital balances at the beginning of each allocation period to the total capital of all partners of the Private Funds. The beginning of an allocation period is defined as the beginning of each fiscal year, the date of admission of any new partner of the Private Funds, or the date of any additional subscription or redemption by a partner of the Private Funds. Upon the allocation to partners based on their respective capital balances, generally 25% of the net profits allocated to the Private Funds’ limited partners are then re-allocated to the Private Funds' general partners. Such re-allocation is referred to as the general partners' incentive allocation. The total profits and losses allocated to the respective general partners of the Private Funds are included in the net income of the combined Asset Management and GP Entities (as either the Onshore GP or Offshore GP act as general partner to the Private Funds), and are allocated in a manner consistent with the manner in which capital is allocated to the partners of the Asset Management and GP Entities as further discussed in Note 8.

Investments and Related Transactions

Investment Transactions and Related Investment Income of the Funds.  Investment transactions of the Private Funds are recorded on a trade date basis. Realized gains or losses on sales of investments are based on the first-in, first-out or the specific identification method. Realized and unrealized gains or losses on investments are recorded in the combined statements of income. Interest income and expenses are recorded on an accrual basis, and dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized using the effective yield method.

Valuation of Investments of the Funds.  Securities of the Private Funds that are listed on a securities exchange are valued at their last sales price on the primary securities exchange on which such securities are traded on such date. Securities that are not listed on any exchange but are traded over-the-counter are valued at the mean between the last “bid” and “asked” price for such security on such date. Securities and other instruments for which market quotes are not readily available are valued at fair value as determined in good faith by the applicable general partner.

Foreign Currency Transactions of the Funds.  The books and records of the Private Funds are maintained in U.S. dollars. Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Transactions during the period denominated in currencies other than U.S. dollars are translated at the rate of exchange applicable on the date of the transaction. Foreign currency translation gains and losses are recorded in the combined statements of income. The Private Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities. Such fluctuations are included in the net realized gains from securities transactions and the net unrealized gains on securities positions.

Fair Values of Financial Instruments.  The fair values of the Private Funds’ assets and liabilities, which qualify as financial instruments under SFAS No. 107, Disclosures About Fair Value of Financial Instruments, approximate the carrying amounts presented in the combined statements of financial condition.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies  – (continued)

Securities Sold, Not Yet Purchased.  The Private Funds may sell an investment they do not own in anticipation of a decline in the fair value of that investment. When the Private Funds sell an investment short, they must borrow the investment sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Private Funds sold the investment short, or a loss, unlimited in amount, will be recognized upon the cover of the short sale.

Due from Brokers.  Due from brokers represents cash balances with the Private Funds’ clearing brokers. A portion of the cash at brokers is related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased are collateralized by certain of the Private Funds’ investments in securities. Margin debit balances, which may exist from time to time, are collateralized by certain of the Private Funds’ investments in securities.

Recently Issued Accounting Pronouncements

SFAS 155.  On February 16, 2006, the FASB issued SFAS 155, Accounting for Certain Hybrid Instruments — an Amendment of FASB Statements No. 133 and 140. The statement amends Statement 133 to permit fair value measurement for certain hybrid financial instruments that contain an embedded derivative, and provides additional guidance on the applicability of Statements 133 and 140 to certain financial instruments and subordinated concentrations of credit risk. The new standard is effective for the first fiscal year beginning after September 15, 2006. The Asset Management and GP Entities adopted SFAS 155 as of January 1, 2007. The adoption of SFAS 155 did not have a material impact on the combined financial statements of the Icahn Investment Management Entities.

FIN 48.  In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return, including issues relating to financial statement recognition and measurement. FIN 48 provides that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is “more-likely-than-not” of being sustained if the position were to be challenged by a taxing authority. The assessment of the tax position is based solely on the technical merits of the position, without regard to the likelihood that the tax position may be challenged. If an uncertain tax position meets the “more-likely-than-not” threshold, the largest amount of tax benefit that is greater than 50 percent likely of being recognized upon ultimate settlement with the taxing authority is recorded. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Asset Management and GP Entities adopted FIN 48 as of January 1, 2007. The adoption of FIN 48 did not have a material impact on the combined financial statements of the Icahn Investment Management Entities.

SFAS 157.  In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements and, accordingly, SFAS 157 does not require any new fair value measurements. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, although early application is permitted. The Asset Management and GP Entities adopted SFAS 157 as of January 1, 2007, in conjunction with the adoption of SFAS 159 as required. The adoption of SFAS 157 did not have any material impact on the combined financial statements of the Icahn Investment Management Entities.

SFAS 159.  In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”), which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies  – (continued)

available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning partners’ equity. The Asset Management and GP Entities adopted SFAS 159 as of January 1, 2007. The adoption of SFAS 159 did not have a material impact on the combined financial statements of the Icahn Investment Management Entities.

FSP FIN 39-1.  On April 30, 2007, the FASB issued FASB Staff Position No. FIN 39-1 (“FSP FIN 39-1”), which amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”). FSP FIN 39-1 impacts entities that enter into master netting arrangements as part of their derivative transactions by allowing net derivative positions to be offset in the financial statements against the fair value of amounts (or amounts that approximate fair value) recognized for the right to reclaim cash collateral or the obligation to return cash collateral under those arrangements. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, although early application is permitted. The Asset Management and GP Entities are currently evaluating the effect, if any, of the adoption of FSP FIN 39-1 on the combined financial statements of the Icahn Investment Management Entities.

SOP 07-1.  In June 2007, Statement of Position No. 07-1, Clarification of the Scope of the Audit and Accounting Guide — Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”), was issued. SOP 07-1 addresses whether the accounting principles of the Audit and Accounting Guide for Investment Companies (the “AICPA Guide”) may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. SOP 07-1 applies to reporting periods beginning on or after December 15, 2007, although early application is permitted. The Asset Management and GP Entities adopted SOP 07-1 as of January 1, 2007.

Upon the adoption of SOP 07-1, the Offshore GP lost its ability to retain specialized accounting pursuant to the AICPA Guide for either its equity method investment in the Offshore Master Funds or for its consolidation of the Offshore Fund, and the Onshore GP lost its ability to retain specialized accounting, for its consolidation of the Onshore Fund. Both the Offshore GP and the Onshore GP do not meet the requirements for retention of specialized accounting under SOP 07-1, since the Offshore GP and Onshore GP and their affiliates acquire interests for strategic operating purposes in the same companies in which their subsidiary investment companies invest.

However, upon losing their ability to retain specialized accounting, the Asset Management and GP Entities applied SFAS No. 115, Accounting for Investments in Debt and Equity Securities (“SFAS 115”), to their investments held by the consolidated Private Funds in debt securities and in those equity securities with readily determinable fair values, as defined by that Statement, and classified such investments as available-for-sale securities and elected the fair value option pursuant to SFAS 159. For those equity securities that fall outside the scope of SFAS 115 because they do not have readily determinable fair values as defined by that Statement, the Asset Management and GP entities elected the fair value option pursuant to SFAS 159 and measured the fair value of such securities in accordance with the requirements of SFAS 157. For those investments in which the Asset Management and GP Entities would otherwise account for such investments under the equity method, the Asset Management and GP Entities, in accordance with their acccounting policy, elected the fair value option pursuant to SFAS 159 for all such investments.

The election of the fair value option pursuant to SFAS 159 was deemed to most accurately reflect the nature of our business relating to investments. Derivative contracts entered into by the consolidated Private Funds continue to be accounted for pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”), which was amended by SFAS No. 138, Accounting for Certain Derivative

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 2 — Summary of Significant Accounting Policies  – (continued)

Instruments and Certain Hedging Activities (“SFAS 138”). These pronouncements require recognition of all derivatives as either assets or liabilities in the balance sheet at their fair value. All changes in the fair values of derivatives held by the consolidated Private Funds are reported in earnings.

FSP FIN 46(R)-7.  In May 2007, the staff of the FASB issued FASB Staff Position FIN 46(R)-7, Application of FASB Interpretation No. 46(R) to Investment Companies (“FSP FIN 46(R)-7”). The staff position amends FIN 46R to indicate that investments accounted for at fair value in accordance with SOP 07-1 are not subject to consolidation under FIN 46R. The adoption of FSP FIN 46(R)-7 will require the Asset Management and GP Entities to apply consolidation provisions of FIN 46R to their consolidated entities that previously fell within the scope of the AICPA Guide. The adoption of FIN 46(R)-7 will not have any material impact on the combined financial statements of the Icahn Investment Management Entities.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 3 — Securities Owned and Securities Sold, Not Yet Purchased

For the years ended December 31, 2006 and 2005, the Asset Management and GP Entities retained the specialized accounting applied by the Private Funds as prescribed under the AICPA Guide. A condensed schedule of investments provided in accordance with the requirements of such accounting follows. Positions in any one issuer aggregating 5% or more of net assets before non-controlling interests in consolidated affiliated partnerships in any particular year are separately disclosed. Dollars are in ($000s)

	Shares or Option Contracts	Cost	Fair Value	% of Net Assets	Shares or Option Contracts	Cost	Fair Value	%of Net Assets
Instrument	December 31, 2006				December 31, 2005
Securities Owned, at Fair Value
Common Stock
North America
Basic Materials		$169,719	$195,167	4.9%		$95,725	$119,205	4.5%
Communications
Time Warner Incorporated	20,030,922	339,535	436,273	10.9%	19,453,000	348,017	339,260	12.8%
Consumer, Cyclical
Federated Department Stores, Inc.	6,818,345	252,769	259,983	6.5%		—	—	—
Hilton Hotels Corporation	4,057,440	111,089	141,605	3.5%		—	—	—
Lear Corporation	9,595,953	206,174	283,367	7.1%		—	—	—
Fairmont Hotels and Resorts, Inc.		—	—	—	7,122,600	234,341	302,069	11.4%
Other Consumer, Cyclical		177,512	142,630	3.6%		117,950	49,280	1.9%
Total Consumer, Cyclical		747,544	827,585	20.7%		352,291	351,349	13.3%
Consumer, Non-Cyclical		187,960	186,873	4.7%		95,067	103,862	3.9%
Diversified		—	—	0.0%		9,422	11,734	0.4%
Energy
Kerr McGee Corp.		—	—	—	4,878,990	344,566	443,305	16.7%
The Williams Companies Incorporated	4,840,724	106,307	126,440	3.2%		—	—	—
Other Energy*		9,810	8,767	0.2%		185,093	187,730	7.1%
Total Energy		116,117	135,207	3.4%		529,659	631,035	23.8%
Financial
Cigna Corporation	679,733	63,618	89,432	2.2%		—	—	—
Other Financial*		244,107	270,854	6.8%		38,312	56,343	2.1%
Total Financial		307,725	360,286	9.0%		38,312	56,343	2.1%
Industrial		—	—	—		52,522	57,720	2.2%
Technology		20,917	35,350	0.9%		14,329	20,043	0.8%
Total North America		1,889,517	2,176,741	54.5%		1,535,344	1,690,551	63.9%
Europe
Financial		40,117	53,828	1.3%		75,044	97,624	3.7%
Industrial		—	—	—		44,230	63,076	2.4%
Total Europe		40,117	53,828	1.3%		119,274	160,700	6.1%
Asia / Pacific
Consumer, Non-Cyclical
Korea Tobacco & Ginseng Corp		—	—	—	5,832,972	241,905	259,788	9.8%
Other Consumer, Non-Cyclical		—	—	—		55,491	62,002	2.3%
Total Asia / Pacific		—	—	—		297,396	321,790	12.2%
Total Common Stock		1,929,634	2,230,569	55.8%		1,952,014	2,173,041	82.1%
Convertible Stock
North America
Consumer, Cyclical		30,400	39,064	1.0%		30,400	27,968	1.1%
Call Options
North America
Communications
Time Warner Incorporated		—	—	—	253,719	176,351	190,036	7.2%
Consumer, Cyclical
Hilton Hotels Corporation	4,536,080	38,715	69,856	1.7%		—	—	—
Energy
The Williams Companies Incorporated	11,216,800	81,931	102,297	2.6%		—	—	—
Other Energy		33,861	54,541	1.4%		14,286	13,978	0.5%
Total Energy		115,792	156,838	3.9%		14,286	13,978	0.5%
Financial
Cigna Corporation	2,104,320	67,233	121,146	3.0%		—	—	—
Total Call Options		221,740	347,840	8.7%		190,637	204,014	7.7%
REITs
North America
Financial		123,971	127,063	3.2%		—	—	—
Corporate Debt
North America
Communications		—	—	—		31,743	31,485	1.2%
Consumer, Cyclical		6,434	6,960	0.2%		89,364	86,388	3.3%
Financial		—	—	—		51,914	51,750	2.0%
Total Corporate Debt		6,434	6,960	0.2%		173,021	169,623	6.4%
Warrants
North America
Consumer, Non-Cyclical		2,214	5,733	0.1%		2,214	6,988	0.3%
Total Securities Owned, at Fair Value		$2,314,393	$2,757,229	69.0%		$2,348,286	$2,581,634	97.5%

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 3 — Securities Owned and Securities Sold, Not Yet Purchased  – (continued)

(Dollars in thousands)	Shares or Option Contracts	Proceeds	Fair Value	% of Net Assets	Shares or Option Contracts	Proceeds	Fair Value	% of Net Assets
Instrument	December 31, 2006				December 31, 2005
Securities Sold, Not Yet Purchased, at Fair Value
Common Stock
North America
Basic Materials		$28,552	$39,696	1.0%		$12,454	$8,794	0.3%
Consumer, Cyclical*		269,563	295,959	7.4%		11,755	11,901	0.4%
Communications		83,304	101,592	2.5%		—	—	—
Financial		3,828	8,446	0.2%		19,299	24,764	0.9%
Funds		37,009	37,429	0.9%		—	—	—
Energy Select Sector SPDR		—	—	—	4,800,000	235,911	241,488	9.1%
Industrial		—	—	—		485	271	0.0%
Total Common Stock		422,256	483,122	12.1%		279,904	287,218	10.9%
Put Options
North America
Communications		—	—	—		500	—	0.0%
Consumer, Cyclical		45	—	—		—	—	—
Energy		128	—	—		—	—	—
Financial		22	—	—		—	—	—
Total Put Options		195	—	0.0%		500	—	0.0%
REITs
North America
Financial		75,836	81,784	2.0%		65,467	73,878	2.8%
Corporate Debt
North America
Consumer, Cyclical		126,491	126,380	3.2%		5,926	5,928	0.2%
Total Securities Sold, Not Yet Purchased, at Fair Value		$624,778	$691,286	17.3%		$351,797	$367,024	13.9%

*	No items greater than 5%.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 3 — Securities Owned and Securities Sold, Not Yet Purchased  – (continued)

(Dollars in thousands)	Shares or Option Contracts	Cost	Fair Value	% of Net Assets	Shares or Option Contracts	Cost	Fair Value	% of Net Assets
Instrument	December 31, 2006				December 31, 2005
Unrealized Gain on Open Derivative Contracts, at Fair Value
Equity Swaps
North America
Basic Materials		$—	$3,027	0.1%		$—	$—	—
Consumer, Cyclical
Lear Corporation	4,669,120	—	47,366	1.2%		—	—	—
Other Consumer, Cyclical		—	11,564	0.3%		—	—	—
Total Consumer, Cyclical		—	58,930	1.5%		—	—	—
Consumer, Non-Cyclical		—	7,207	0.2%		—	—	—
Energy		—	9,630	0.2%		—	—	—
Total North America		—	78,793	2.0%		—	—	—
Asia / Pacific
Consumer, Non-Cyclical		—	1,422	0.0%		—	—	—
Total Asia / Pacific		—	1,422	0.0%		—	—	—
Total Equity Swaps		—	80,216	2.0%		—	—	—
Credit Default Swaps-Buy Protection
North America
Basic Materials		—	—	—		—	29	0.0%
Total Unrealized Gain on Open Derivative Contracts, at Fair Value		$—	$80,216	2.0%		$—	$29	0.0%
Unrealized Loss on Open Derivative Contracts, at Fair Value
Equity Swaps
North America
Energy		$—	$1,432	0.0%		$—	$—	—
Credit Default Swaps-Sell Protection
North America
Consumer, Cyclical		—	—	—		—	1,352	0.1%
Futures Contracts
North America
Financial		—	266	0.0%		—	1,725	0.1%
Total Forward Currency Contracts		—	72	0.0%		—	6,276	0.2%
Total Unrealized Loss on Open Derivative Contracts, at Fair Value		$—	$1,770	0.0%		$—	$9,353	0.4%

*	No items greater than 5%

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 4 — Investments in Variable Interest Entities

As described in Note 2, the Asset Management and GP Entities consolidate certain VIEs when they are determined to be the primary beneficiary, either directly or indirectly through other consolidated subsidiaries. The assets of the consolidated VIEs are primarily classified within cash and cash equivalents and securities owned, at fair value on the combined statements of financial condition. The liabilities of the consolidated VIEs are primarily classified within securities sold, not yet purchased, at fair value, subscriptions received in advance, and redemptions payable on the combined statements of financial condition and are non-recourse to the Interests’ general credit.

The consolidated VIE consists solely of the Offshore Fund whose purpose and activities are further described in Note 1. The Asset Management and GP Entities sponsored the formation of and manage this VIE.

The following table presents information regarding interests in VIEs for which the Asset Management and GP Entities hold a variable interest as of December 31, 2006 (in 000s):

	Asset Management and GP Entities are Primary Beneficiary
	Net Assets	Asset Management and GP Entities
Offshore Fund	$2,016,375	$87,171

Note 5 — Concentration Risk, Financial Instruments and Off-Balance Sheet Risks

The Private Funds maintain their cash deposits with major financial institutions. Certain account balances may not be covered by the Federal Deposit Insurance Corporation, while other accounts, at times, may exceed federally insured limits. The Asset Management and GP Entities believe that the risk is not significant. Substantially all of the Onshore Fund’s and the Offshore Master Funds’ investments are held by, and its depository and clearing operations are transacted with, two prime brokers. The prime brokers are highly capitalized and members of major securities exchanges.

Financial Instruments, Off-Balance-Sheet Risk and Concentrations of Credit Risk (the Private Funds)

In the normal course of their business, the Private Funds trade various financial instruments and enter into certain investment activities, which may give rise to off-balance-sheet risk. Currently, the Private Funds invest in futures, options and securities sold, not yet purchased. These financial instruments represent future commitments to purchase or sell other financial instruments or to exchange an amount of cash based on the change in an underlying instrument at specific terms at specified future dates. Risks may arise with these financial instruments from potential counter-party non-performance and from changes in the market values of underlying instruments.

Securities sold, not yet purchased represent obligations of the Private Funds to deliver the specified security, thereby creating a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk, as the Private Funds’ satisfaction of the obligations may exceed the amount recognized in the combined statements of financial condition. The Private Funds’ investments in securities and amounts due from broker are partially restricted until the Private Funds satisfy the obligation to deliver the securities sold, not yet purchased.

The Private Funds may also purchase and write option contracts. As a writer of option contracts, the Private Funds receive a premium at the outset and then bear the market risk of unfavorable changes in the price of the underlying financial instrument. As a result of writing option contracts, the Private Funds are obligated to purchase or sell, at the holder’s option, the underlying financial instrument. Accordingly, these transactions result in off-balance-sheet risk, as the Private Funds’ satisfaction of the obligations may exceed the amount recognized in the combined statements of financial condition. The Private Funds write put options that may require them to purchase assets from the option holder and generally are net settled in cash at a

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 5 — Concentration Risk, Financial Instruments and Off-Balance Sheet Risks  – (continued)

specified date in the future. At December 31, 2006 and 2005, the maximum payout amounts relating to written put options were $510.5 million and $100.0 million, respectively. As of December 31, 2006 and 2005, the carrying amounts of the liability under written put options recorded within securities sold, not yet purchased, at fair value were $0.

The Private Funds have entered into total return swap contracts, which involve an exchange of cash flows based on a commitment to pay a variable rate of interest in exchange for a market-linked return based on a notional amount. The market-linked return may include, among other things, the total return of a security or index.

The Private Funds trade futures contracts. A futures contract is a firm commitment to buy or sell a specified quantity of a standardized amount of a deliverable grade commodity, security, currency or cash at a specified price and specified future date unless the contract is closed before the delivery date. Payments (“variation margin”) are made or received by the Private Funds from time to time, depending on the daily fluctuations in the value of the contract, and the whole value change is recorded as an unrealized gain or loss by the Private Funds. When the contract is closed, the Private Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Private Funds utilize forward contracts to protect their assets denominated in foreign currencies from losses due to fluctuations in foreign exchange rates. The Private Funds’ exposure to credit risk associated with non-performance of forward foreign currency contracts is limited to the unrealized gains inherent in such contracts, which are recognized in unrealized losses on derivative, futures and foreign currency contracts, at fair value in the combined statements of financial condition.

Note 6 — Related-Party Transactions

On August 8, 2007, IE entered into the Contribution Agreement, pursuant to which, as more fully described in Note 1, IE acquired the Partnership Interests. Mr. Icahn controls the Contributors. The Onshore Fund, the Offshore Fund and Offshore Master Fund I were launched in November 2004 with approximately $1.0 billion in assets under management, of which $300 million was provided by Carl Icahn and his affiliated entities.

The Asset Management and GP Entities provide investment advisory and certain management services to the Private Funds. The Asset Management and GP Entities do not provide investment advisory or other management services to any other entities, individuals or accounts. Interests in the Private Funds are offered only to certain sophisticated and accredited investors on the basis of exemptions from the registration requirements of the federal securities laws and are not publicly available. The Asset Management and GP Entities generate income from amounts earned pursuant to contractual arrangements with the Private Funds. Such amounts typically include an annual management fee of 2.5% of net asset value before a performance-based, or incentive, allocation of 25% of net profits earned by the Private Funds subject to a “high water mark” (whereby the Asset Management and GP Entities do not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses in prior periods are recovered), although such amounts have been (and may in the future be) modified or waived in certain circumstances. The Asset Management and GP Entities and their affiliates may also earn income through their principal investments in the Private Funds. As noted, the management fee income earned by Icahn Management (and, subsequent to the sale of the Partnership Interests on August 8, 2007, New Icahn Management) and the incentive allocations earned by the Onshore GP and the Offshore GP from the Onshore Fund and the Offshore Master Funds, respectively, is eliminated in consolidation; however, the Asset Management and GP Entities’ share of the net income from the Private Funds includes the amount of these eliminated fees.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 6 — Related-Party Transactions  – (continued)

As consideration for the contribution to IE of the Partnership Interests, IE delivered to the Contributors 8,632,679 of its depositary limited partnership units at the closing, representing $810 million of such units based on the volume-weighted average price of the depositary units on the New York Stock Exchange for the 20-trading-day period ending on August 7, 2007 (the day before the closing). In addition, IE has agreed to make certain contingent earn-out payments to the Contributors over a five-year period payable in additional depositary units based on IE’s after-tax earnings from the Partnership Interests it acquired, which includes both management fees and performance-based or incentive allocations paid by the Private Funds to the Asset Management and GP Entities. The earn-out payments will be calculated as set forth in the Contribution Agreement, with the maximum earn-out payment equaling $120 million in the fiscal year ending December 31, 2007, (if such-after tax earnings exceed $289 million, with after-tax earnings for 2007 including the 2.5% annual management fee for only the fourth quarter of 2007), $165 million for the fiscal year ending December 31, 2008 (if such after-tax earnings exceed $540 million), $223 million for the fiscal year ending December 31, 2009 (if such after-tax earnings exceed $746 million), $279 million for the fiscal year ending December 31, 2010 (if such after-tax earnings exceed $1.004 billion) and $334 million for the fiscal year ending December 31, 2011, (if such after-tax earnings exceed $1.327 billion). There is a catch-up after 2011, based on total after-tax earnings in the five-year earn-out period, with a maximum aggregate earn-out (including any catch-up) of $1.121 billion, which is subject to achieving total after-tax earnings in such period of at least $3.906 billion.

CCI Offshore contributed to IE 100% of CCI Offshore’s general partnership interests in the Offshore GP (the “Offshore Partnership Interests”), and CCI Onshore contributed to IE 100% of CCI Onshore’s general partnership interests in Onshore GP (the “Onshore Partnership Interests”). The General Partners’ capital account with respect to the Offshore Partnership Interests and the Onshore Partnership Interests at the time of IE’s acquisition aggregated approximately $101.5 million including accrued incentive allocations.

Immediately prior to the execution and delivery of the Contribution Agreement, Icahn Management and New Icahn Management entered into an agreement pursuant to which Icahn Management contributed substantially all of its assets and liabilities, other than certain rights in respect of deferred management fees, to New Icahn Management in exchange for 100% of the general partnership interests in New Icahn Management. Such contribution included the assignment of the management agreements with the Private Funds. Pursuant to the Contribution Agreement, Icahn Management contributed to IE 100% of Icahn Management’s general partnership interests in New Icahn Management (the “New Icahn Management Partnership Interests” and, collectively with the Onshore Partnership Interests and the Offshore Partnership Interests, the “Partnership Interests”).

IE has also entered into an employment agreement (the “Icahn Employment Agreement”) with Mr. Icahn pursuant to which, over a five-year term, Mr. Icahn will serve as IE’s Chairman and as Chairman and Chief Executive Officer of New Icahn Management. Mr. Icahn also serves as the Chief Executive Officer of the General Partners. During the employment term, IE will pay Mr. Icahn an annual base salary of $900,000 and an annual incentive bonus based on a bonus formula with two components. The first component is based on the annual return on assets under management by the Asset Management and GP Entities. The second component of the annual bonus payable by IE is tied to the growth in its annual net income (other than income or losses resulting from the operations of the Asset Management and GP Entities).

Fifty percent of all bonus amounts payable by IE and New Icahn Management to Mr. Icahn shall be subject to mandatory deferral and treated as though invested in the Private Funds and as though subject to a 2% annual management fee (but no incentive allocation). Such deferred amounts shall be subject to vesting in equal annual installments over a three-year period commencing from the last day of the year giving rise to the bonus. Amounts deferred generally are not subject to acceleration and unvested deferred amounts shall be forfeited if Mr. Icahn ceases to be employed under his employment agreement, provided that all deferred amounts shall vest in full and be payable in a lump sum payment thereafter if either the employment of

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 6 — Related-Party Transactions  – (continued)

Mr. Icahn is terminated by IE without Cause, Mr. Icahn terminates his employment for Good Reason (as such terms are defined in the Icahn Employment Agreement) or upon Mr. Icahn’s death or disability during the employment term. In addition, upon Mr. Icahn’s completion of service through the end of the employment term, Mr. Icahn will also vest in full in any mandatory deferrals. Vested deferred amounts (and all deferred returns, earnings and profits thereon) shall be paid to Mr. Icahn within 60 days following the vesting date. Returns on amounts subject to deferral shall also be subject to management fees charged by New Icahn Management.

IE, along with the Private Funds, also entered into an agreement (the “Covered Affiliate Agreement”), simultaneously with the closing of the transactions contemplated by the Contribution Agreement, pursuant to which IE (and certain of its subsidiaries) agreed, in general, to be bound by certain restrictions on its investments in any assets that the General Partners deem suitable for the Private Funds, other than government and agency bonds, cash equivalents and investments in non-public companies. IE and its subsidiaries will not be restricted from making investments in the securities of certain companies in which Mr. Icahn or companies he controlled had an interest in as of the date the initial launch of the Private Funds, and companies in which IE had an interest as of the date of sale on August 8, 2007. IE and its subsidiaries, either alone or acting together with a group, will not be restricted from (i) acquiring all or any portion of the assets of any public company in connection with a negotiated transaction or series of related negotiated transactions or (ii) engaging in a negotiated merger transaction with a public company and, pursuant thereto, conducting and completing a tender offer for securities of the company. The terms of the Covered Affiliate Agreement may be amended, modified or waived with the consent of IE and each of the Private Funds, provided, however, that a majority of the members of an investor committee maintained for certain of the Private Funds may (with IE’s consent) amend, modify or waive any provision of the Covered Affiliate Agreement with respect to any particular transaction or series of related transactions.

Pursuant to the Third Amended and Restated Limited Partnership Agreement of the Onshore Fund, dated as of January 1, 2006, as amended from time to time (the “Onshore Fund LPA”), the Onshore GP is entitled to an incentive allocation.

At the end of each fiscal year of the Onshore Fund (or sooner upon the occurrence of withdrawals), 25% of the capital appreciation (based on realized and unrealized gains and losses), if any, allocated to each capital account of a limited partner of the Onshore Fund (20% of the net increase, if any, for certain limited partners) for such fiscal year are reallocated to the capital account of the Onshore GP subject to a loss carry forward provision as described in the Onshore Fund LPA. The Onshore GP may, in its sole discretion, elect to reduce or waive the incentive allocation with respect to the capital account of any limited partner of the Onshore Fund. The incentive allocations accrued by the Onshore GP for the years ended December 31, 2006 and 2005, and the period from November 1, 2004 (commencement of operations) through December 31, 2004, is noted in the table below. Such amounts are eliminated in the combined financial statements of the Icahn Investment Management Entities.

Pursuant to the Second Amended and Restated Limited Partnership Agreement of Offshore Master Fund I, dated as of January 1, 2006, as amended from time to time (the “Offshore Master Fund I LPA”), the Offshore GP is entitled to an incentive allocation.

At the end of each fiscal year of Offshore Master Fund I and at certain other times, 25% (20% in some cases) of the net increase, if any, allocated to each capital account of a fee-paying limited partner of Offshore Master Fund I for such fiscal year are reallocated to the capital account of the Offshore GP, subject to a loss carryforward provision as described in the Offshore Master Fund I LPA. The Offshore GP may, in its sole discretion, elect to reduce or waive the incentive allocation with respect to the capital account of any limited partner. The incentive allocations accrued by the Offshore GP for the years ended December 31, 2006 and

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 6 — Related-Party Transactions  – (continued)

2005, and the period from November 1, 2004 (commencement of operations) through December 31, 2004, are noted in the table below. Such amounts are eliminated in the combined financial statements of the Icahn Investment Management Entities.

Pursuant to the management agreements with the Onshore Fund, the Offshore Fund and the Sterling Fund, Icahn Management was entitled to receive a quarterly management fee on the first day of each quarter of .0625% (2.5% per annum) of the beginning capital account of each fee-paying limited partner or shareholder in the Onshore Fund, the Offshore Fund and the Sterling Fund. Such fee has been (and may in the future be) modified or waived in certain circumstances. The management fee was prorated for partial periods. The aggregate management fees earned for 2006 and 2005 and the period from November 1, 2004 (commencement of operations) through December 31, 2004 are set forth in the table below. Such amounts are eliminated in the combined financial statements. As of August 8, 2007, New Icahn Management is entitled to receive the quarterly management fees.

For the years ended December 31, 2006 and 2005 and the period from November 1, 2004 (commencement of operations) to December 31, 2004, the amount of the management and incentive allocations earned on an unconsolidated basis were as follows (in 000s):

	Year ended December 31,		November 1- December 31,
	2006	2005	2004
Management Fees:
Onshore Fund	$21,018	$15,029	$1,394
Offshore Fund	61,397	29,172	1,804
Total	$82,415	$44,201	$3,198
Incentive Allocations:
Onshore Fund	$68,867	$21,836	$4,361
Offshore Master Fund I	121,611	35,466	5,300
Total	$190,478	$57,302	$9,661

In addition, pursuant to the provisions of a deferred fee arrangement, Icahn Management was eligible to defer receipt of all or a portion of the management fee earned from the Offshore Fund during a particular fiscal quarter in a fiscal year, and to have a portion or all of the deferred fee invested either in the same manner as the Offshore Fund’s other assets, or in another manner approved by both the Offshore Fund and Icahn Management. The value of such deferred amounts constitutes a liability of the Offshore Fund to Icahn Management. Any amounts invested under the provisions of the deferred fee arrangement continue for all purposes to be part of the general assets of the Offshore Fund and generally earn the same return as other investors (except where fees are waived), and Icahn Management has no proprietary interest in any such assets. Such liability and any appreciation thereon are eliminated in the combined financial statements.

Icahn Management elected to defer 95% of the management fees from the Offshore Fund and such amounts remain invested in the Offshore Fund for 2006 (97% and 100% for 2005 and 2004, respectively). For fiscal years 2006, 2005 and 2004, the amounts of management fees elected to be deferred were $39,126,085, $25,980,974 and $1,803,893, respectively, and the appreciation earned upon them were $19,676,902 in 2006 and $2,387,317 in fiscal 2005.

Under separate deferred compensation employment agreements, certain employees of Icahn Management are entitled to receive a percentage of the management fees. As of December 31, 2005, deferred compensation related to management fees of Icahn Management amounted to $2,284,465, which included appreciation on such deferred amounts of $193,782. As of December 31, 2006, deferred compensation related to management fees of Icahn Management which are vested amounted to $6,707,224, which included appreciation since inception on such deferred amounts of $1,694,713. Appreciation in 2006 on such deferred amounts was $1,500,931.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 6 — Related-Party Transactions  – (continued)

Icahn & Co. LLC and certain other entities beneficially owned by Carl C. Icahn and affiliates of Icahn Management (collectively referred to herein as “Icahn Affiliates”) paid for the salaries and benefits of employees who performed various functions including accounting, administrative, investment, legal and tax services. Under a separate expense-sharing agreement, Icahn Affiliates charge Icahn Management (for periods prior to the sale on August 8, 2007) and New Icahn Management (for periods subsequent to the sale on August 8, 2007) for a portion of these expenses. For 2006, 2005 and 2004, the amounts charged to Icahn Management were $12,418,571, $9,618,702 and $830,312, respectively. Icahn Affiliates have paid rent for the occupancy of space shared by the Asset Management and GP Entities. Icahn Affiliates charge the Asset Management and GP Entities for a portion of these expenses. For 2006, 2005 and 2004, the amounts charged to the Asset Management and GP Entities were $1,426,196, $1,472,116 and $169,450, respectively. The Asset Management and GP Entities believe that all allocated amounts are reasonable based upon the nature of the services provided (e.g. occupancy, salaries and benefits, etc.).

In addition, certain expenses borne by the Asset Management and GP Entities are reimbursed by Icahn Affiliates, as appropriate and when such expenses are incurred. The expenses include investment-specific expenses for investments acquired by both the Private Funds and Icahn Affiliates which are allocated based on the amounts invested by each party, as well as investment management-related expenses which are allocated based on estimated usage agreed upon by both the Asset Management and GP Entities and the Icahn Affiliates.

Note 7 — Compensation Arrangements

The Asset Management and GP Entities have entered into agreements with certain of their employees whereby these employees have been granted rights to participate in a portion of the management fees and incentive allocations earned by the Asset Management and GP Entities, net of certain expenses, and subject to various vesting provisions. The vesting period of these rights is generally between two to seven years, and such rights expire at the end of the contractual term of each respective employment agreement. Up to 100% of the amounts earned annually under such rights may be deferred for a period not to exceed ten years from the date of deferral, based on an annual election made by the employee for the upcoming fiscal year's respective management fee and incentive allocation rights. These amounts are reinvested into the Private Funds and generally earn the rate of return of these funds, before the effects of any levied management fees or incentive allocations, which are waived on such deferred amounts. Accordingly, these rights are accounted for as liabilities in accordance with SFAS 123R and remeasured at fair value each reporting period until settlement.

Prior to the adoption of SFAS 123R, the Asset Management and GP Entities had accounted for such rights under APB 25, which measured the liability at intrinsic value. The adoption of SFAS 123R and the remeasurement of all previously outstanding rights did not have any material impact on the combined financial statements as the intrinsic value of these awards, as further described herein, approximates their fair value.

The fair value of amounts deferred under these rights is determined at the end of each reporting period based on (i) the fair value of the underlying net assets of the Private Funds, upon which the respective management fees and incentive allocations are based and (ii) the performance of the Private Funds in which the deferred amounts are reinvested. The carrying value of such amounts represents the allocable management fees or incentive allocations initially deferred and the appreciation or depreciation on any reinvested deferrals. These amounts approximate fair value because the appreciation or depreciation on the deferrals is based on the fair value of the Private Funds' investments, which are marked-to-market through earnings.

The Asset Management and GP Entities recorded compensation expense of $17,313,254, $3,308,969 and $255,162 related to these rights for the years ended December 31, 2006 and 2005 and for the period ended December 31, 2004, respectively, which is included in compensation expense in the combined statements of income. Compensation expense arising from these deferral arrangements is recognized in the combined financial statements of the Asset Management and GP Entities over the vesting period. Accordingly, unvested

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 7 — Compensation Arrangements  – (continued)

balances of deferred management fee and incentive fee income allocations to employees are not reflected in the combined financial statements. Deferred amounts not yet recognized as compensation expense within the combined statements of income are $7,999,574, $3,416,729 and $483,057 as of December 31, 2006, 2005 and 2004, respectively. That cost is expected to be recognized over a weighted-average period of 4.1 years. Cash paid to settle rights that had vested and been withdrawn for the years ended December 31, 2006 and 2005, and for the period from November 1, 2004 (commencement of operations) to December 31, 2004, was $6,443,959, $954,187 and $0, respectively.

Note 8 — Partners' Capital of the Asset Management and GP Entities

Each of the Asset Management and GP Entities is organized as a limited partnership formed pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act. Limited partnership interests have been granted in the Asset Management and GP Entities to allow certain employees and individuals to participate in a share of the management fees and incentive allocations earned by the Asset Management and GP Entities. Prior to the consummation of the sale of the Partnership Interests to IE on August 8, 2007, all partnership admissions to the Asset Management and GP Entities were determined by the respective general partner entity of the Asset Management and GP Entities, each of which was principally owned by Mr. Icahn.

The Asset Management and GP Entities, individually, intend to be treated as partnerships for federal income tax purposes, and as such shall maintain a capital account for each of their partners. Each partner will be allocated an amount of the management fee and incentive allocation subject to, and as determined by, the provisions of each limited partner's respective agreements with each of the Asset Management and GP Entities. All other partnership profits and losses of each of the Asset Management and GP Entities will be allocated among the respective partners in each of the Asset Management and GP Entities pro rata in accordance with their respective capital accounts.

Income allocations to all partners in each of the Asset Management and GP Entities, except the general partner entity and any limited partnership interests held directly by Mr. Icahn, are accounted for as compensation expense as more fully described in Note 2. All amounts allocated to these partners' capital accounts and their respective capital contributions are reflected as part of compensation payable and accrued expenses and other liabilities, respectively, on the combined statements of financial condition until those amounts are paid out in accordance with the terms of each respective partner's agreement. Income payments made to the respective general partner and any limited partnership interests held by Mr. Icahn are treated as equity distributions.

Note 9 — Income Taxes

Icahn Management (and New Icahn Management subsequent to the sale on August 8, 2007) is subject to New York City unincorporated business tax (“UBT”) on a portion of its income and has provided for applicable income taxes based on a statutory rate of 4.00%. The Asset Management and GP Entities recorded income tax provisions of $1.8 million, $0.9 million, and $0.1 million on pre-tax gain of $261.4 million, $85.5 million and $11.5 million for the years ended December 31, 2006 and 2005 and the period ended December 31, 2004, respectively.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 10 — Commitments and Contingencies

Indemnifications

In the normal course of business, the Onshore Fund and each Offshore Master Fund enter into contracts which provide a variety of general indemnifications. Such contracts include those with the Onshore Fund’s or each Offshore Master Fund’s Administrator, trading counterparties and the Asset Management and GP Entities. Any exposure to the Onshore Fund and the Offshore Master Funds under these arrangements would involve future claims that may be made against the Onshore Fund or each Offshore Master Fund. No such claims have occurred, nor are they expected to occur. Therefore, the Onshore Fund and the Offshore Master Funds have not accrued any liability in connection with such indemnifications.

Litigation

The Icahn Investment Management Entities are, from time to time, defendants, individually or in the aggregate, in legal actions from transactions conducted in the ordinary course of business. Management, after consultation with legal counsel, believes the ultimate liability arising from such actions that existed as of December 31, 2006, if any, will not materially affect the Icahn Investment Management Entities’ results of operations, liquidity or financial position.

Note 11 — Subsequent Events

Subsequent to December 31, 2006, through the date of this report, the Onshore Fund received $395.5 million in capital contributions from external investors, of which $10.5 million was received prior to December 31, 2006 and is reflected as a liability in the statement of financial condition. In addition, the Onshore Fund received $467.0 million in capital contributions from IE on which no management fees or incentive allocations are applicable. As disclosed in its quarterly report on Form 10-Q for the quarter ended June 30, 2007 filed with the SEC on August 9, 2007, IE intends to invest an additional $233.0 million for a total of $700.0 million in the Private Funds. Subsequent to December 31, 2006, through the date of this report, there were partnership withdrawals from the Onshore Fund in the amount of $6.2 million.

Subsequent to December 31, 2006, through the date of this report, Offshore Master Fund I received $748.0 million in subscriptions from Offshore Master Fund I limited partners (including investors in the Offshore Fund), and paid redemptions of $4.4 million.

Offshore Master Fund II, a Cayman Islands exempted limited partnership, was formed on January 18, 2007. Offshore Master Fund II commenced operations on February 1, 2007. Icahn Fund II Ltd., a Cayman Islands exempted limited liability corporation, invests substantially all of its assets in Offshore Master Fund II. Koala Holding Limited Partnership, a Delaware limited partnership (“Koala Holding”), is also an investor in Offshore Master Fund II. The Offshore GP is the general partner of Offshore Master Fund II and is responsible for the management and investment decisions of Offshore Master Fund II. Subsequent to December 31, 2006, through the date of this report, Offshore Master Fund II received $420.4 million in capital contributions from external investors and $404.3 million from affiliated parties. After these contributions, Offshore Master Fund II has unfunded capital commitments of $105.1 million from external investors and $100.9 million from affiliated parties.

Offshore Master Fund III, a Cayman Islands exempted limited partnership, was formed on March 7, 2007. Offshore Master Fund III commenced operations on April 1, 2007. Icahn Fund III Ltd., a Cayman Islands exempted limited liability corporation, invests substantially all of its assets in Offshore Master Fund III. Koala Holding is also an investor in Offshore Master Fund III. The Offshore GP is the general partner of Offshore Master Fund III and is responsible for the management and investment decisions of Offshore Master Fund III. Subsequent to December 31, 2006, through the date of this report, Offshore Master Fund III received $160.0 million in capital contributions from external investors and $161.3 million from affiliated parties. After these contributions, Offshore Master Fund III has unfunded capital commitments of $40.0 million from external investors and $40.2 million from afffiliated parties.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2006, 2005 and 2004

Note 11 — Subsequent Events  – (continued)

Icahn Cayman Partners L.P., a Cayman Islands exempted limited partnership (“Cayman Partners”), was formed on February 23, 2007 and invests substantially all of its assets in Offshore Master Fund I. The Offshore GP is the general partner of Cayman Partners. Subsequent to December 31, 2006, through the date of this report, Cayman Partners received $15.0 million in capital contributions from external investors.

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF FINANCIAL CONDITION
(In 000s)

	March 31, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and cash equivalents	$9,658	$4,822
Cash held at consolidated affiliated partnerships and restricted cash	1,163,532	1,106,809
Securities owned, at fair value	2,884,977	2,757,229
Unrealized gains on derivative contracts, at fair value	150,003	80,216
Accrued interest and dividends receivable	12,383	5,061
Due from brokers	1,956,905	838,620
Receivable from sales of securities	20,169	21,058
Management fees receivable, related parties	520	—
Prepaid expenses and other assets	406	1,312
Receivable from affiliates	1,407	29
Total assets	$6,199,960	$4,815,156
LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Accounts payable	$3,703	$41
Accrued expenses and other liabilities	16,025	14,671
Compensation payable	16,808	13,479
Income taxes payable (including deferred taxes of $3,229 and $2,504)	3,253	2,528
Securities sold, not yet purchased, at fair value	566,067	691,286
Unrealized losses on derivative contracts, at fair value	15,487	1,770
Accrued interest and dividends payable	2,158	4,737
Payable for purchases of securities	42,910	11,687
Subscriptions received in advance — consolidated affiliated partnerships	208,130	66,030
Redemptions payable — consolidated affiliated partnerships	115	23,830
Total liabilities	874,656	830,059
Commitments and contingencies (Note 7)
Non-controlling interests in consolidated affiliated partnerships	4,857,502	3,628,470
Partners’ capital
Limited partners	106,346	84,313
General partner	361,456	272,314
	467,802	356,627
Total liabilities and partners’ capital	$6,199,960	$4,815,156

The accompanying notes are an integral part of these combined financial statements

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF INCOME
(In 000s)

	Three Months Ended March 31,
	2007	2006
	(Unaudited)
Revenues
Management fees, related parties	$811	$—
Consolidated affiliated partnerships:
Realized gains — securities	265,646	142,962
Unrealized (losses) gains — securities	(7,916)	23,858
Realized gains (losses) — derivative contracts	65,827	(14,548)
Unrealized gains — derivative contracts	40,952	11,972
Interest, dividends and other income	38,947	12,502
Other income	120	44
Total revenues	404,387	176,790
Expenses
Compensation	12,221	5,680
Shareholder actions	490	1,409
Rent	476	354
Professional fees	1,032	38
Office, administrative and other	130	54
Consolidated affiliated partnerships:
Interest expense	3,214	1,452
Dividend expense	538	974
Other investment expenses	7,275	494
Filing fees	1,185	—
Administration fees	732	460
Professional fees and other	98	195
Total expenses	27,391	11,110
Income before income taxes and non-controlling interests in consolidated affiliated partnerships	376,996	165,680
Less: Income attributable to non-controlling interests in consolidated affiliated partnerships	(265,072)	(122,611)
Income taxes
Current	(124)	—
Deferred	(625)	(319)
	(749)	(319)
Net Income	$111,175	$42,750

The accompanying notes are an integral part of these combined financial statements

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
Three Months Ended March 31, 2007
(Unaudited)
(In 000s)

	General Partner	Limited Partners	Total
Partners’ capital — December 31, 2006	$272,314	$84,313	$356,627
Allocation of net income	89,142	22,033	111,175
Partners’ capital — March 31, 2007	$361,456	$106,346	$467,802

The accompanying notes are an integral part of these combined financial statements

ICAHN INVESTMENT MANAGEMENT ENTITIES

COMBINED STATEMENTS OF CASH FLOWS
Three Months Ended March 31, 2007 and 2006
(Unaudited)
(In 000s)

	Three Months Ended March 31,
	2007	2006
Cash flows from operating activities:
Net income	$111,175	$42,750
Adjustments to reconcile net income to net cash used in operating activities:
Income attributable to non-controlling interests in consolidated affiliated partnerships	265,072	122,611
Deferred taxes	625	319
Realized and unrealized gains on investments	(257,730)	(166,820)
Purchases of securities	(1,486,871)	(1,365,104)
Proceeds from sales of securities	1,652,554	906,949
Purchases to cover securities sold, not yet purchased	(552,534)	(133,589)
Proceeds from securities sold, not yet purchased	391,614	132,850
Changes in operating assets and liabilities:
Cash held at consolidated affiliated partnerships and restricted cash	(56,723)	82,549
Due from brokers	(1,118,285)	164,447
Receivable from sales of securities	888	(49,512)
Management fees receivable from affiliates	(520)	—
Unrealized gains on derivative contracts	(69,787)	(4,299)
Accrued interest and dividends receivable	(7,321)	(515)
Receivable from affiliates	(1,378)	(470)
Prepaid expenses and other assets	906	33
Accounts payable, accrued expenses and other liabilities	5,016	1,340
Compensation payable	3,329	1,295
Income taxes payable	100	—
Due to brokers	—	226,545
Payable for purchases of securities	31,222	11,074
Unrealized losses on derivative contracts	13,717	(7,618)
Accrued interest and dividends payable	(2,579)	1,018
Net cash used in operating activities	(1,077,510)	(34,147)
Cash flows from financing activities:
Capital contributions by non-controlling interests in consolidated affiliated partnerships	903,336	27,550
Subscriptions received in advance	208,130	7,350
Capital distributions to non-controlling interests in consolidated affiliated partnerships	(5,405)	—
Redemptions payable	(23,715)	—
Net cash provided by financing activities	1,082,346	34,900
Net increase in cash and cash equivalents	4,836	753
Cash and cash equivalents at beginning of period	4,822	2,341
Cash and cash equivalents at end of period	$9,658	$3,094
Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$892	$329
Cash paid during the period for taxes	$24	$—

The accompanying notes are an integral part of these combined financial statements

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 1 — Organization

Basis of Presentation

The accompanying combined financial statements include the accounts of three affiliated entities under common control and management (Icahn Management LP (“Icahn Management”), Icahn Onshore LP (the “Onshore GP”) and Icahn Offshore LP (the “Offshore GP”and, together with the Onshore GP, the “General Partners”)) and their respective consolidated Private Funds: (i) Icahn Partners LP (the “Onshore Fund”); (ii) Icahn Fund Ltd. (the “Offshore Fund”); (iii) Icahn Partners Master Fund LP (“Offshore Master Fund I”); and, (iv) for the period subsequent to February 1, 2007 (commencement of operations), Icahn Partners Master Fund II L.P. (“Offshore Master Fund II”) collectively, the “Icahn Investment Management Entities.” Prior to the sale of certain general partnership interests on August 8, 2007, as described below in more detail, each of Icahn Management and the General Partners was principally owned by Carl C. Icahn. Icahn Management provided certain management and administrative services to the Onshore Fund, the Offshore Fund and Offshore Master Fund I, each of which was formed prior to 2007. In addition, in 2007, prior to the sale on August 8, 2007, Icahn Management provided such services to Offshore Master Fund II, which was formed on January 18, 2007, and to Icahn Partners Master Fund III L.P. (“Offshore Master Fund III”) which was formed in March 2007, and commenced operations on April 1, 2007. Offshore Master Fund I, Offshore Master Fund II and Offshore Master Fund III are collectively referred to herein as the “Offshore Master Funds.” In 2007, prior to the sale on August 8, 2007, Icahn Management also provided such services to Icahn Fund II, Icahn Fund III and Icahn Cayman Partners L.P. The accompanying combined financial statements include the net assets and results of operations of the Icahn Investment Management Entities during the period of common control, commencing November 1, 2004.

Icahn Fund II Ltd. (“Offshore Fund II” and, together with the Offshore Fund, the “Offshore Funds”), a Cayman Islands exempted limited liability company, invests substantially all of its assets in Offshore Master Fund II. Koala Holding Limited Partnership, a Delaware limited partnership, is also an investor in Offshore Master Fund II. The Offshore GP is the general partner of Offshore Master Fund II and is responsible for the management and investment decisions of Offshore Master Fund II.

The accompanying combined financial statements and related notes should be read in conjunction with the combined financial statements and related notes for the years ended December 31, 2006 and 2005, and the period from November 1, 2004 (commencement of operations) through December 31, 2004, reported elsewhere in this current report on Form 8-K. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and the rules and regulations of the Securities and Exchange Commission related to interim financial statements. The financial information contained herein is unaudited; however, management believes all adjustments have been made that are necessary to present fairly the results for the interim periods. All such adjustments are of a normal and recurring nature, except for the adoption of SFAS No. 157 and 159, as described below. The December 31, 2006 condensed combined statement of financial condition was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Certain prior year amounts have been reclassified in order to conform to the current year presentation.

Because of the diversified nature of investments, the results of operations for quarterly and other interim periods are not indicative of the results to be expected for the full year. Variations in the amount and timing of gains and losses on our investments can be significant.

Sale of Partnership Interests to Icahn Enterprises L.P.

On August 8, 2007, Icahn Enterprises L.P. (“IE”), which was formerly known as American Real Estate Partners, L.P., entered into a Contribution and Exchange Agreement (the “Contribution Agreement”) with CCI Offshore Corp. (“CCI Offshore”), CCI Onshore Corp. (“CCI Onshore”), Icahn Management (Icahn Management, CCI Offshore and CCI Onshore collectively referred to herein as the “Contributors”), and Carl C.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 1 — Organization  – (continued)

Icahn. Pursuant to the Contribution Agreement, IE acquired the general partnership interests in the General Partners, acting as general partners of the Onshore Fund and the Offshore Master Funds managed and controlled by Mr. Icahn (the Onshore Fund and the Offshore Master Funds collectively referred to herein as the “Investment Funds”). The General Partners also act as general partners of certain funds formed as Cayman Islands exempted limited partnerships that invest in the Offshore Master Funds. These funds, together with other funds that also invest in the Offshore Master Funds, are collectively referred to herein as the “Feeder Funds” and, together with the Investment Funds, the “Private Funds.” IE also acquired the general partnership interest in Icahn Capital Management L.P. (“New Icahn Management”), a newly formed management company that provides certain management and administrative services to the Private Funds. The total initial consideration paid for the acquisition was $810 million of IE depositary units. In addition, IE has agreed to make certain earn-out payments to the Contributors over a five-year period payable in additional depositary units based on IE’s after-tax earnings from the Partnership Interests that it acquired, which includes both management fees and performance-based or incentive allocations paid by the Private Funds to the Asset Management and GP Entities. There is a maximum aggregate earn-out (including any catch-up) of $1.121 billion, which is subject to achieving total after-tax earnings in such period of at least $3.906 billion.

Prior to the formation of New Icahn Management, Icahn Management provided management and administrative services to the Private Funds. New Icahn Management currently provides management and administrative services to the Private Funds. As referred to herein, either Icahn Management (for the period prior to the sale on August 8, 2007) or New Icahn Management (for the period subsequent to the sale on August 8, 2007) and the General Partners constitute the “Asset Management and GP Entities.” The accompanying combined financial statements and footnotes include the net assets and results of operations of the Icahn Investment Management Entities during the periods presented.

Nature of Businesses

The Asset Management and GP Entities provide investment advisory and certain management services to the Private Funds. The Asset Management and GP Entities do not provide investment advisory or other management services to any other entities, individuals or accounts, and interests in the Private Funds are offered only to certain sophisticated and accredited investors on the basis of exemptions from the registration requirements of the federal securities laws and are not publicly available.

The investment strategy employed by the General Partners for the Private Funds is set and led by Mr. Icahn. The Private Funds pursue a value-oriented activist investment philosophy. Although Mr. Icahn has been a long-time activist investor since 1987, Mr. Icahn has not managed a pool of funds raised from outside investors. The Private Funds invest across a variety of industries and types of securities, including long and short equities, long and short bonds, bank debt and other corporate obligations, risk arbitrage and capital structure arbitrage and other special situations. The Private Funds invest a material portion of their capital in publicly traded equity and debt securities of companies that the General Partners believe to be undervalued by the marketplace. The Private Funds sometimes take significant positions in the companies in which they invest.

Note 2 — Consolidation and Basis of Presentation

As discussed above, the accompanying combined financial statements of the Icahn Investment Management Entities include the accounts of the Asset Management and GP Entities and any consolidated Private Funds during the periods presented. The Asset Management and GP Entities consolidate those entities in which (i) they have an investment of more than 50% and have control over significant operating, financial and investing decisions of the entity, (ii) they have a substantive, controlling general partner interest or (iii) they

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 2 — Consolidation and Basis of Presentation  – (continued)

are the primary beneficiary of a variable interest entity (a “VIE”). With respect to the consolidated Private Funds, the limited partners and shareholders have no substantive rights to impact ongoing governance and operating activities.

The Onshore Fund is consolidated into the Onshore GP pursuant to Emerging Issues Task Force (“EITF”) 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights, which defines the criteria for determining whether a general partner controls a limited partnership when the limited partners have certain rights, such as “kick-out” rights. According to EITF 04-5, consolidation of a limited partnership by the general partner is required when these rights do not exist.

The Offshore Fund and Offshore Master Fund II are consolidated into the Offshore GP pursuant to FASB Interpretation No. 46R (“FIN 46R”), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. VIEs are defined as entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. A VIE must be consolidated only by its primary beneficiary, which is defined as the party who, along with its affiliates and agents, will absorb a majority of the VIE's expected losses or receive a majority of the expected residual returns as a result of holding variable interests.

The accompanying combined financial statements of the Icahn Investment Management Entities reflect the assets, liabilities, revenues, expenses and cash flows of the Onshore Fund and Offshore Master Funds on a gross basis for the periods presented. The majority ownership interests in the Onshore Fund and Offshore Master Funds, which represent the portion of the Icahn Investment Management Entities’ consolidated net assets and net income attributable to the limited partners and shareholders in the consolidated Private Funds for the periods presented, are reflected as non-controlling interests in consolidated affiliated partnerships in the accompanying combined financial statements of the Icahn Investment Management Entities.

Although the Private Funds are not investment companies within the meaning of the Investment Company Act of 1940, as amended, each of the consolidated Private Funds is, for U.S. GAAP purposes, an investment company under the AICPA Audit and Accounting Guide—Investment Companies (the “AICPA Guide”). The Asset Management and GP Entities adopted Statement of Position No. 07-1, Clarification of the Scope of the Audit and Accounting Guide – Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”) as of January 1, 2007. SOP 07-1, issued in June 2007, addresses whether the accounting principles of the AICPA Guide may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. Upon the adoption of SOP 07-1, the Offshore GP lost its ability to retain specialized accounting pursuant to the AICPA Guide for either its equity method investment in the Offshore Master Funds or for its consolidation of the Offshore Fund, and the Onshore GP lost its ability to retain specialized accounting for its consolidation of the Onshore Fund because both the Offshore GP and Onshore GP do not meet the requirements for retention of specialized accounting under SOP 07-1, as the Offshore GP and Onshore GP and their affiliates acquire interests for strategic operating purposes in the same companies in which their subsidiary investment companies invest.

However, upon losing their ability to retain specialized accounting, the Asset Management and GP Entities applied SFAS No. 115, Accounting for Investments in Debt and Equity Securities, (“SFAS 115”), to their investments held by the consolidated Private Funds in debt securities and in those equity securities with readily determinable fair values, as defined by that Statement, and classified such investments as available-for-sale securities and elected the fair value option pursuant to SFAS No. 159, The Fair Value Option for

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 2 — Consolidation and Basis of Presentation  – (continued)

Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115 (“SFAS 159”), and reclassified such securities as trading securities. For those equity securities that fall outside the scope of SFAS 115 because they do not have readily determinable fair values as defined by that Statement, the Asset Management and GP entities elected the fair value option pursuant to SFAS 159 and measured the fair value of such securities in accordance with the requirements of SFAS No. 157, Fair Value Measurements (“SFAS 157”). For those investments in which the Asset Management and GP Entities would otherwise account for such investments under the equity method, the Asset Management and GP Entities, in accordance with their accounting policy, elected the fair value option pursuant to SFAS 159, as defined below, for all such investments.

The election of the fair value option pursuant to SFAS 159 was deemed to most accurately reflect the nature of our business relating to investments. Derivative contracts entered into by the consolidated Private Funds continue to be accounted for pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”), which was amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities (“SFAS 138”). These pronouncements require recognition of all derivatives as either assets or liabilities in the balance sheet at their fair value. All changes in the fair values of derivatives held by the consolidated Private Funds are reported in earnings.

The management fees earned by Icahn Management (and by New Icahn Management subsequent to the sale on August 8, 2007) from consolidated entities and the incentive allocations earned by the Onshore GP and the Offshore GP from the Onshore Fund and the Offshore Master Funds, respectively, are eliminated in consolidation; however, the Asset Management and GP Entities’ allocated share of the net income from the Private Funds includes the amount of these eliminated fees. Accordingly, the consolidation of the Private Funds has no material net effect on the Asset Management and GP Entities' earnings from the Private Funds. Management fees earned from unconsolidated Private Funds are reflected separately in the combined statements of income.

Note 3 — Securities Owned and Securities Sold, Not Yet Purchased

As discussed in Note 2, upon the adoption of SOP 07-1, the Asset Management and GP Entities lost their ability to retain specialized accounting pursuant to the AICPA Guide.

Securities owned, and securities sold, not yet purchased are summarized as follows:

	March 31, 2007		December 31, 2006
	Amortized Cost	Carrying Value	Amortized Cost	Carrying Value
	(Unaudited)
Securities Owned, at fair value:
Common Stock	$2,023,846	$2,384,183	$1,929,634	$2,230,569
Convertible Preferred Stock	30,400	45,144	30,400	39,064
Call Options	401,066	444,073	221,740	347,840
Put Options	200	—	—	—
REIT	—	—	123,971	127,063
Corporate Debt	6,422	7,230	6,434	6,960
Warrants	2,214	4,347	2,214	5,733
Total Securities Owned, at fair value	$2,464,148	$2,884,977	$2,314,393	$2,757,229

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 3 — Securities Owned and Securities Sold, Not Yet Purchased  – (continued)

	March 31, 2007		December 31, 2006
	Amortized Cost	Carrying Value	Amortized Cost	Carrying Value
Securities Sold Not Yet Purchased, at fair value:
Common Stock	$432,095	$482,487	$422,256	$483,122
Put Options	382	—	195	—
REIT	—	—	75,836	81,784
Corporate Debt	80,752	83,580	126,491	126,380
Total Securities Sold Not Yet Purchased, at fair value:	$513,229	$566,067	$624,778	$691,286
Unrealized Gains on Derivative Contracts, at fair value:	$—	$150,003	$—	$80,216
Unrealized Losses on Derivative Contracts, at fair value:	$—	$15,487	$—	$1,770

Note 4 — Fair Value Measurements

The Icahn Investment Management Entities adopted SFAS 157 as of January 1, 2007, which among other things, requires enhanced disclosures about investments that are measured and reported at fair value. SFAS 157 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed derivatives. As required by SFAS 157, the Icahn Investment Management Entities do not adjust the quoted price for these investments, even in situations where the Private Funds hold a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Icahn Investment Management Entities’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 4 — Fair Value Measurements  – (continued)

The following table summarizes the valuation of the Icahn Investment Management Entities’ investments by the above SFAS 157 fair value hierarchy levels as of March 31, 2007 (in $000s):

	Total	Level 1	Level 2

Securities Owned	$2,884,977	$2,272,348	$612,629
Securities Sold Not Yet Purchased	$566,067	$482,487	$83,580
Unrealized Gains on Derivative Contracts	$150,003	$—	$150,003
Unrealized Losses on Derivative Contracts	$15,487	$—	$15,487

As discussed in Note 2, for those investments (i) that were deemed to be available-for-sale securities, (ii) that fall outside the scope of SFAS 115, and (iii) in which the Private Funds would otherwise account for under the equity method, the Private Funds would apply the fair value option pursuant to SFAS 159 for such investments. The Private Funds record unrealized gains and losses for the change in fair value of these securities as a component of net gain from investment activities in the combined statements of income.

The following table summarizes those investments for which the Private Funds would otherwise apply the equity method accounting under APB 18, The Equity method of Accounting for Investments in Common Stock. The Private Funds applied the fair value option pursuant to SFAS 159 to such investments as of March 31, 2007.

			Gains (Losses)
Investment	Private Funds Stock Ownership Percentage	Fair Value March 31, 2007	Three Months Ended March 31, 2007
Adventrx Pharmaceuticals Inc.	3.86%	$8,648,648	$(1,556,757)
BKF Capital Group Inc.	8.72%	2,259,660	(69,528)
Blockbuster Inc.	7.10%	85,883,513	15,463,568
Lear Corporation	12.56%	350,348,244	66,979,752
		$447,140,065	$80,817,035

The Private Funds assess the applicability of APB 18 to their investments based on a combination of qualitative and quantitative factors, including overall stock ownership of the Private Funds combined with those affiliates of IE.

Note 5 — Investments in Variable Interest Entities

As described in Note 2, the Asset Management and GP Entities consolidate certain VIEs when they are determined to be the primary beneficiary, either directly or indirectly through other consolidated subsidiaries. The assets of the consolidated VIEs are primarily classified within cash and cash equivalents and securities owned, at fair value on the combined statements of financial condition. The liabilities of the consolidated VIEs are primarily classified within securities sold, not yet purchased, at fair value, subscriptions received in advance, and redemptions payable on the combined statements of financial condition and are non-recourse to the Asset Management and GP Entities’ general credit.

The consolidated VIEs consist solely of the Offshore Fund and Offshore Master Fund II, whose purpose and activities are further described in Note 1. The Asset Management and GP Entities sponsored the formation of and manage each of these VIEs and, in some cases, has a principal investment therein.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 5 — Investments in Variable Interest Entities  – (continued)

The following table presents information regarding interests in VIEs for which the Asset Management and GP Entities hold a variable interest as of March 31, 2007 (in 000s):

	Asset Management and GP Entities are Primary Beneficiary			Asset Management and GP Entities are not Primary Beneficiary
	Net Assets	Management Entity Interests	Pledged Collateral(A)	Net Assets	Management Entity Interests
Offshore Funds	$3,051,427	$109,802	$233,082	$272,610	$472

(A)	Includes collateral pledged in connection with securities sold, not yet purchased, derivative contracts and collateral held for securities loaned.

Note 6 — Related-Party Transactions

The Asset Management and GP Entities provide investment advisory and certain management services to the Private Funds. The Asset Management and GP Entities do not provide investment advisory or other management services to any other entities, individuals or accounts. Interests in the Private Funds are offered only to certain sophisticated and accredited investors on the basis of exemptions from the registration requirements of the federal securities laws and are not publicly available. The Asset Management and GP Entities generate income from amounts earned pursuant to contractual arrangements with the Private Funds. Such amounts typically include an annual management fee of 2.5% of net asset value before a performance-based, or incentive, allocation of 25% of the net profits earned by the Private Funds subject to a “high water mark” (whereby the Asset Management and GP Entities do not earn incentive income during a particular year even though the fund had a positive return in such year until losses in prior periods are recovered), although such amounts have been (and may in the future be) modified or waived in certain circumstances. The Asset Management and GP Entities and their affiliates may also earn income through their principal investments in the Private Funds. As noted, the management fee income earned from consolidated entities by Icahn Management (and, subsequent to the sale of the Partnership Interests on August 8, 2007, by New Icahn Management) and the incentive allocations earned by the Onshore GP and the Offshore GP from the Onshore Fund and the Offshore Master Funds, respectively, are eliminated in consolidation; however, the Asset Management and GP Entities’ share of the net income from the Private Funds includes the amount of these eliminated fees. Any management fees earned from unconsolidated Private Funds are recorded and reflected separately on the combined statements of income.

At the end of each fiscal year of the Onshore Fund (or sooner upon the occurrence of withdrawals), 25% of the capital appreciation (based on realized and unrealized gains and losses), if any, allocated to each capital account of a limited partner of the Onshore Fund (20% of the net increase, if any, for certain limited partners) for such fiscal year is reallocated to the capital account of the Onshore GP subject to a loss carryforward provision as described in the Fourth Amended and Restated Limited Partnership Agreement of the Onshore Fund, dated as February 1, 2007, as amended from time to time. The Onshore GP may, in its sole discretion, elect to reduce or waive the incentive allocation with respect to the capital account of any limited partner of the Onshore Fund. The incentive allocations accrued by the Onshore GP for the three months ended March 31, 2007 and 2006 are noted in the table below. Such amounts are eliminated in the combined financial statements of the Icahn Investment Management Entities.

At the end of each fiscal year Offshore Master Fund I and at certain other times, 25% (20% in some cases) of the net profits, (based on realized and unrealized gains and losses), if any, allocated to each capital account of a fee-paying limited partner of the Offshore Master Funds for such fiscal year shall be reallocated to the capital account of the Offshore GP, subject to a loss carryforward provision as described in the applicable limited partnership agreement of each offshore master fund in effect at such time. The Offshore GP may, in its sole discretion, elect to reduce or waive the incentive allocation with respect to the capital account of

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 6 — Related-Party Transactions  – (continued)

any limited partner. The incentive allocations accrued by the Offshore GP for the three months ended March 31, 2007 and 2006 are noted in the table below. Such amounts are eliminated in the combined financial statements.

Pursuant to the certain management agreements with each of the Onshore Fund and the Offshore Funds, Icahn Management was entitled to receive a quarterly management fee on the first day of each quarter of .0625% (2.5% per annum) of the beginning capital account of each fee-paying limited partner or shareholder in the Onshore Fund and the Offshore Funds. The management fee was prorated for partial periods. The aggregate management fees earned for the three months ended March 31, 2007 and 2006 are noted in the table below. Substantially all of such amounts are eliminated in the combined financial statements. Any management fees earned from unconsolidated Private Funds has been recorded and is reflected separately on the combined statements of income. As of August 8, 2007, New Icahn Management is entitled to receive the quarterly management fees.

For the three months ended March 31, 2007 and 2006, the amount of the management fees and incentive allocations earned on an unconsolidated basis were as follows (in $000s):

	Three Months Ended March 31,
	2007	2006
	(Unaudited)
Management Fees:
Consolidated funds:
Onshore Fund	$7,303	$4,585
Offshore Funds	22,881	11,395
Unconsolidated offshore funds	811	—
Total	$30,995	$15,980
Incentive allocations:
Onshore Fund	$25,364	$11,168
Offshore Master Funds	43,410	18,934
Total	$68,774	$30,102

Icahn Management elected to defer to 94% of the management fees from the Offshore Funds and such amounts remain invested in the Offshore Funds for 2007 and 95% of the management fees from the Offshore Funds for 2006. For the three months ended March 31, 2007 and 2006, the amounts of management fees elected to be deferred were $13,269,613 and $8,672,270, respectively; in addition, the appreciation earned thereon was $9,268,170 in 2007 and $2,266,677 in 2006.

Under separate deferred compensation employment agreements, certain employees are entitled to receive a percentage of the management fees, as defined in their agreements. Such agreements expire through 2013 and obligate New Icahn Management (and, prior to the sale on August 8, 2007, Icahn Management) to pay a percentage of total management fees received to the employees. As of March 31, 2007, deferred compensation related to management fees which are vested amounted to $8,620,240, which included appreciation on such deferred amounts of $2,421,651. As of March 31, 2006, deferred compensation related to management fees amounted to $3,015,364 which included appreciation on such deferred amounts of $367,732.

Icahn & Co. LLC and certain other entities beneficially owned by Carl C. Icahn and affiliates of Icahn Management (collectively “Icahn Affiliates”) paid for the salaries and benefits of employees who performed various functions including accounting, administrative, investment, legal and tax services. Under a separate expense-sharing agreement, Icahn Affiliates charged Icahn Management (for periods prior to the sale on August 8, 2007) and New Icahn Management (for periods subsequent to the sale on August 8, 2007) for a

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 6 — Related-Party Transactions  – (continued)

portion of these expenses. For the three months ended March 31, 2007 and 2006, the amounts charged to the Asset Management and GP Entities were $1,693,911 and $1,331,537, respectively.

Icahn Affiliates pay rent for the occupancy space shared by the Asset Management and GP Entities. Icahn Affiliates charge the Asset Management and GP Entities for a portion of these expenses. For the three months ended March 31, 2007 and 2006, the amounts charged to the Asset Management and GP Entities were $369,026 and $338,547, respectively. Management believes that all allocated amounts are reasonable based upon the nature of the services provided (e.g., occupancy salaries and benefits, etc.).

In addition, certain expenses borne by Asset Management and GP Entities are reimbursed by Icahn Affiliates, as appropriate and when such expenses are incurred. The expenses include investment specific expenses for investments acquired by both the Private Funds and Icahn Affiliates which are allocated based on the amounts invested by each party, as well as investment management related expenses which are allocated based on estimated usage agreed upon by both Asset Management and GP Entities and the Icahn Affiliates.

Note 7 — Commitments and Contingencies

1. Indemnifications

In the normal course of business, the Onshore Fund and each Offshore Master Fund enter into contracts which provide a variety of general indemnifications. Such contracts include those with the Onshore Fund’s and each Offshore Master Fund’s administrator, trading counterparties and the Asset Management and GP Entities. Any exposure to the Onshore Fund and the Offshore Master Funds under these arrangements would involve future claims that may be made against the Onshore Fund or each Offshore Master Fund. No such claims have occurred, nor are they expected to occur. Therefore, the Onshore Fund and the Offshore Master Funds have not accrued any liability in connection with such indemnifications.

2. Litigation

The Icahn Investment Management Entities are, from time to time, defendants, individually or together, in legal actions from transactions conducted in the ordinary course of business. Management, after consultation with legal counsel, believes the ultimate liability arising from such actions that existed as of March 31, 2007, if any, will not materially affect the Icahn Investment Management Entities’ results of operations, liquidity or financial position.

Note 8 — Subsequent Events

Subsequent to March 31, 2007, through October 23, 2007, the Onshore Fund received $238.1 million in subscriptions from Onshore Fund limited partners, of which $5.6 million was received prior to March 31, 2007 and is reflected as a liability in the statement of financial condition. In addition, the Onshore Fund received $467.0 million in subscriptions from IE from which no management fees or incentive allocations are applicable. As disclosed in its quarterly report on Form 10-Q filed with the SEC on August 9, 2007, IE intends to invest an additional $233.0 million, for a total of approximately $700.0 million in the Private Funds. Subsequent to March 31, 2007, through the date of this report, there were partnership withdrawals from the Onshore Fund of $5.4 million.

Subsequent to March 31, 2007, through October 23, 2007, Offshore Master Fund I received $469.6 million in subscriptions from Offshore Master Fund I limited partners, of which $202.5 million was received prior to March 31, 2007. Subsequent to March 31, 2007, through October 23, 2007, there were partnership redemptions from Offshore Master Fund I of $4.0 million.

Subsequent to March 31, 2007, through October 23, 2007, Offshore Master Fund II received $157.7 million in capital contributions from external investors and an additional $151.8 million from affiliated parties.

ICAHN INVESTMENT MANAGEMENT ENTITIES

NOTES TO COMBINED FINANCIAL STATEMENTS
March 31, 2007 and 2006
(Unaudited)

Note 8 — Subsequent Events  – (continued)

After these contributions, Offshore Master Fund II has unfunded capital commitments of $105.1 million from external investors and $100.9 million from affiliated parties.

Offshore Master Fund III, a Cayman Islands exempted limited partnership, was formed on March 7, 2007. Offshore Master Fund III commenced operations on April 1, 2007. Icahn Fund III Ltd., a Cayman Islands exempted limited liability corporation, invests substantially all of its assets in Offshore Master Fund III. Koala Holding Limited Partnership, a Delaware limited partnership, is also an investor in Offshore Master Fund III. The Offshore GP is the general partner of Offshore Master Fund III and is responsible for the management and investment decisions of Offshore Master Fund III. Subsequent to March 31, 2007, through October 23, 2007, Offshore Master Fund III received $160.0 million in capital contributions from external investors and $161.3 million from affiliated parties. After these contributions, Offshore Master Fund III has unfunded capital commitments of $40.0 million from external investors and $40.2 million from affiliated partners.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is presented to give effect to:

•	the acquisition on August 8, 2007 of the general partnership interests in (i) the general partners of certain private investment funds managed and controlled by Carl C. Icahn and (ii) Icahn Capital Management L.P., the newly formed management company that provides certain management and administrative services to such funds (“New Icahn Management”); and
•	the pending sale of American Casino & Entertainment Properties LLC (“ACEP”), an indirect wholly owned subsidiary of Icahn Enterprises L.P (“IE”), formerly known as American Real Estate Partners, L.P.

The unaudited pro forma condensed combined financial information is based on (i) the historical financial statements of IE, (ii) the historical combined financial statements of the Icahn Investment Management Entities (as defined therein), which financial statements are included elsewhere in this current report on Form 8-K and (iii) the historical financial statements of ACEP, as well as in each case the assumptions and adjustments described below and in the accompanying notes to the unaudited pro forma condensed combined financial information. As referred to in the Notes to the unaudited pro forma condensed combined financial statements, the term “Asset Management and GP Entities” include either Icahn Management LP (“Icahn Management”) (for the period prior to the acquisition on August 8, 2007) or New Icahn Management (for the period subsequent to the acquisition on August 8, 2007) and Icahn Offshore LP (the “Offshore GP”) and Icahn Onshore LP (the “Onshore GP” and, together with the Offshore GP, the “General Partners”).

The acquisition of the Partnership Interests (as defined below) is accounted for as a combination of entities under common control and recorded at the historical basis of the partnership interests as of the date acquired by IE. IE will prepare restated financial statements to include the historical financial position and results of operations up to the date of the acquisition for periods that the entities were under common control. The unaudited pro forma condensed combined balance sheet at June 30, 2007 included herein includes the pro forma combination of IE and the Icahn Investment Management Entities.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2007 and the six months ended June 30, 2006 (i) combine the historical unaudited combined statements of operations of the Icahn Investment Management Entities for each such period and (ii) reflect the combination of such entities with IE during the period of common control, commencing November 1, 2004.

The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2006, 2005 and 2004 (i) combine the historical audited combined statements of operations of the Icahn Investment Management Entities for each such period and (ii) reflect the combination of such entities with IE during the period of common control, commencing November 1, 2004.

The unaudited pro forma condensed combined balance sheet as of June 30, 2007 is presented as if the pending sale of ACEP occurred on June 30, 2007. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2006, 2005 and 2004 have been prepared to reflect the operations of ACEP as discontinued operations for all periods presented. In its quarterly report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2007, IE reported the financial position and results of operations of ACEP as assets and liabilities held for sale in its consolidated balance sheet as of June 30, 2007 and discontinued operations in its consolidated statements of operations for the six months ended June 30, 2007 and 2006.

The unaudited pro forma condensed combined results do not purport to be indicative of the financial position and results of operations that IE will obtain in the future, or that IE would have obtained if the acquisition of the Partnership Interests and pending sale of ACEP were effective as of the dates indicated above. The pro forma adjustments are based upon currently available information and upon certain assumptions that IE believes are reasonable. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements of IE included in its annual reports on Form 10-K and quarterly reports on Form 10-Q, and related amendments.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2007
(in $000's)

	Historical			Pro Forma Adjustments
	IE	Investment Management Entities(1)	Subtotal	Acquisition of Investment Management Entities(1)		Sale of ACEP(2)		Pro Forma Results
ASSETS
Investment management:
Cash and cash equivalents	$—	$12,185	$12,185	$(8,185) (3b)		$—		$4,000
Cash held at consolidated affiliated partnerships and restricted cash	—	1,084,923	1,084,923	—		—		1,084,923
Securities owned, at fair value	—	4,864,980	4,864,980	—		—		4,864,980
Unrealized gains on derivative contracts at fair value	—	91,772	91,772	—		—		91,772
Management fees receivable, related parties	—	2,342	2,342	(2,342) (3b)		—		—
Due from brokers	—	889,577	889,577	—		—		889,577
Other assets	—	16,903	16,903	—		—		16,903
	—	6,962,682	6,962,682	(10,527)		—		6,952,155
Other operations and holding company:
Cash and cash equivalents	3,134,713	—	3,134,713	16,446	(3a)	1,083,178	(4a)	4,234,337
Restricted cash	—	—	—	—		—		—
Investments, at fair value	486,969	—	486,969	—		—		486,969
Inventories, net	267,330	—	267,330	—		—		267,330
Trade, notes and other receivables, net	150,143	—	150,143	—		—		150,143
Assets held for sale	627,988	—	627,988	—		(583,022) (4b)		44,966
Property, plant and equipment, net	458,163	—	458,163	—		—		458,163
Intangible assets	23,402	—	23,402	—		—		23,402
Other assets	71,964	—	71,964	—		—		71,964
	5,220,672	—	5,220,672	16,446		500,156		5,737,274
Total assets	$5,220,672	$6,962,682	$12,183,354	$5,919		$500,156		$12,689,429
LIABILITIES AND PARTNERS' EQUITY
Investment management:
Accrued expenses and other liabilities	$—	$44,849	$44,849	$—		$—		$44,849
Subscriptions received in advance	—	252,173	252,173	—		—		252,173
Payable for purchases of securities	—	62,158	62,158	—		—		62,158
Securities sold not yet purchased	—	200,444	200,444	—		—		200,444
Unrealized losses on derivative contracts	—	63,318	63,318	—		—		63,318
	—	622,942	622,942	—		—		622,942
Other operations and holding company:
Accounts payable	76,022	—	76,022	—		—		76,022
Accrued expenses and other liabilities	163,789	—	163,789	—		251,939	(4c)	415,728
Securities sold not yet purchased	6,806	—	6,806	—		—		6,806
Liabilities of assets held for sale	315,888	—	315,888	—		(315,888) (4b)		—
Long-term debt	2,040,788	—	2,040,788	—		—		2,040,788
Preferred limited partnership units	120,561	—	120,561	—		—		120,561
	2,723,854	—	2,723,854	—		(63,949)		2,659,905
Total liabilities	2,723,854	622,942	3,346,796	—		(63,949)		3,282,847
Commitments and contingencies
Non-controlling interests in income of consolidated entities:
Investment management	—	5,785,540	5,785,540	440,138	(3c)	—		6,225,678
Other operations and holding company:	182,729	—	182,729	—		—		182,729
	182,729	5,785,540	5,968,269	440,138		—		6,408,407
Partners' equity	2,314,089	554,200	2,868,289	(434,219) (3d)		564,105	(4d)	2,998,175
Total liabilities and partners' equity	$5,220,672	$6,962,682	$12,183,354	$5,919		$500,156		$12,689,429

See accompanying notes.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2007
(In 000s, except per unit data)

	Historical					Pro Forma Adjustment
	IE	Income Stmt Presentation Reclassification(5)	Reclassified IE	Investment Management Entities(1)	Subtotal	Acquisition of Investment Management Entities(1)		Pro Forma Results
Revenues:
Investment management:
Interest, dividends and other income	$—	$—	$—	$81,924	$81,924	$—		$81,924
Net gain from investment activities	—	—	—	687,875	687,875	—		687,875
Management fees, related parties	—	—	—	3,376	3,376	—		3,376
	—	—	—	773,175	773,175	—		773,175
Other operations and holding company:
Real estate	53,261	—	53,261	—	53,261	—		53,261
Home furnishings	376,393	—	376,393	—	376,393	—		376,393
Interest and other income	—	72,273	72,273	—	72,273	—		72,273
Net gain from investment activities	—	62,094	62,094	—	62,094	—		62,094
Other income, net	—	5,983	5,983	—	5,983	—		5,983
	429,654	140,350	570,004	—	570,004	—		570,004
Total revenues	429,654	140,350	570,004	773,175	1,343,179	—		1,343,179
Expenses:
Investment management	—	—	—	62,479	62,479	450	(3e)	62,929
Other operations and holding company:
Real estate	48,049	—	48,049	—	48,049	—		48,049
Home furnishings	468,410	—	468,410	—	468,410	—		468,410
Holding company expenses	11,539	—	11,539	—	11,539	—		11,539
Interest expense	—	63,040	63,040	—	63,040	—		63,040
	527,998	63,040	591,038	—	591,038	—		591,038
Total expenses	527,998	63,040	591,038	62,479	653,517	450		653,967
	(98,344)	77,310	(21,034)	710,696	689,662	(450)		689,212
Other income (expense), net
Interest expense	(63,040)	63,040	—	—	—	—		—
Interest income	72,273	(72,273)	—	—	—	—		—
Other income, net	68,077	(68,077)	—	—	—	—		—
Income (loss) from continuing operations before income taxes and non-controlling interests	(21,034)	—	(21,034)	710,696	689,662	(450)		689,212
Income tax expense	(1,891)	—	(1,891)	(1,604)	(3,495)	—		(3,495)
Non-controlling interests in income of consolidated entities:
Investment management	—	—	—	(511,518)	(511,518)	—		(511,518)
Other operations and holding company	32,185	—	32,185	—	32,185	—		32,185
	32,185	—	32,185	(511,518)	(479,333)	—		(479,333)
Income from continuing operations	$9,260	$—	$9,260	$197,574	$206,834	$(450)		$206,384
Income from continuing operations applicable to:
Limited partners	$9,076							$8,635
Earnings per limited partnership unit(6):
Basic	$0.15							$0.14
Diluted	$0.15							$0.14
Weighted average limited partnership units outstanding:
Basic	61,857							61,857
Diluted	61,857							61,857

See accompanying notes.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006
(In 000s, except per unit data)

	Historical					Pro Forma Adjustments
	IE	Income Stmt Presentation Reclassification(5)	Reclassified IE	Investment Management Entities(1)	Subtotal	Acquisition of Investment Management Entities(1)		Pro Forma Results
Revenues:
Investment management:
Interest, dividends and other income	$—	$—	$—	$26,204	$26,204	$—		$26,204
Net gain from investment activities	—	—	—	362,486	362,486	—		362,486
	—	—	—	388,690	388,690	—		388,690
Other operations and holding company:
Real estate	68,799	—	68,799	—	68,799	—		68,799
Home furnishings	480,638	—	480,638	—	480,638	—		480,638
Interest and other income	—	22,662	22,662	—	22,662	—		22,662
Net gain from investment activities	—	62,661	62,661	—	62,661	—		62,661
Other income, net	—	11,511	11,511	—	11,511	—		11,511
	549,437	96,834	646,271	—	646,271	—		646,271
Total revenues	549,437	96,834	646,271	388,690	1,034,961	—		1,034,961
Expenses:
Investment management	—	—	—	26,829	26,829	450	(3e)	27,279
Other operations and holding company:
Real estate	51,089	—	51,089	—	51,089	—		51,089
Home furnishings	566,935	—	566,935	—	566,935	—		566,935
Holding company expenses	14,980	—	14,980	—	14,980	—		14,980
Interest expense	—	41,529	41,529	—	41,529	—		41,529
	633,004	41,529	674,533	—	674,533	—		674,533
Total expenses	633,004	41,529	674,533	26,829	701,362	450		701,812
	(83,567)	55,305	(28,262)	361,861	333,599	(450)		333,149
Other income (expense), net
Interest expense	(41,529)	41,529	—	—	—	—		—
Interest income	22,662	(22,662)	—	—	—	—		—
Other income, net	66,151	(66,151)	—	—	—	—		—
Equity in earnings of affiliate	8,021	(8,021)	—	—	—	—		—
Income (loss) from continuing operationsbefore income taxes and non-controlling interests	(28,262)	—	(28,262)	361,861	333,599	(450)		333,149
Income tax benefit (expense)	40	—	40	(678)	(638)	—		(638)
Non-controlling interests in income of consolidated entities:
Investment management	—	—	—	(269,342)	(269,342)	—		(269,342)
Other operations and holding company	40,772	—	40,772	—	40,772	—		40,772
	40,772	—	40,772	(269,342)	(228,570)	—		(228,570)
Income from continuing operations	$12,550	$—	$12,550	$91,841	$104,391	$(450)		$103,941
Income from continuing operations applicable to:
Limited partners	$13,645							$13,205
Earnings per limited partnership unit(6):
Basic	$0.22							$0.21
Diluted	$0.22							$0.21
Weighted average limited partnership units outstanding:
Basic	61,857							61,857
Diluted	61,857							61,857

See accompanying notes.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2006
(In 000s, except per unit data)

	Historical						Pro Forma Adjustment
	IE	Income Stmt Presentation Reclassification(5)	Reclassified IE	Investment Management Entities(1)	Reclassify ACEP to Discontinued Operations(2)	Subtotal	Acquisition of Investment Management Entities(1)		Pro Forma Results
Revenues:
Investment management:
Interest, dividends and other income	$—	$—	$—	$73,563	$—	$73,563	$—		$73,563
Net gain from investment activities	—	—	—	1,030,740	—	1,030,740	—		1,030,740
	—	—	—	1,104,303	—	1,104,303	—		1,104,303
Other operations and holding company:
Gaming	385,699	—	385,699	—	(385,699)	—	—		—
Real estate	134,575	—	134,575	—	—	134,575	—		134,575
Home furnishings	957,656	—	957,656	—	—	957,656	—		957,656
Interest and other income	—	52,672	52,672	—	(2,239)	50,433	—		50,433
Net gain from investment activities	—	91,308	91,308	—	—	91,308	—		91,308
Other income, net	—	20,589	20,589	—	239	20,828	—		20,828
	1,477,930	164,569	1,642,499	—	(387,699)	1,254,800	—		1,254,800
Total revenues	1,477,930	164,569	1,642,499	1,104,303	(387,699)	2,359,103	—		2,359,103
Expenses:
Investment management	—	—	—	79,735	—	79,735	900	(3e)	80,635
Other operations and holding company:
Gaming	326,984	—	326,984	—	(326,984)	—	—		—
Real estate	106,621	—	106,621	—	—	106,621	—		106,621
Home furnishings	1,108,293	—	1,108,293	—	—	1,108,293	—		1,108,293
Holding company expenses	25,822	—	25,822	—	—	25,822	—		25,822
Interest expense	—	106,612	106,612	—	(21,314)	85,298	—		85,298
	1,567,720	106,612	1,674,332	—	(348,298)	1,326,034	—		1,326,034
Total expenses	1,567,720	106,612	1,674,332	79,735	(348,298)	1,405,769	900		1,406,669
	(89,790)	57,957	(31,833)	1,024,568	(39,401)	953,334	(900)		952,434
Other income (expense), net
Interest expense	(106,612)	106,612	—	—	—	—	—		—
Interest income	52,672	(52,672)	—	—	—	—	—		—
Other income, net	99,277	(99,277)	—	—	—	—	—		—
Equity in earnings of affiliate	12,620	(12,620)	—	—	—	—	—		—
Income (loss) from continuing operations before income taxes and non-controlling interests	(31,833)	—	(31,833)	1,024,568	(39,401)	953,334	(900)		952,434
Income tax expense	(13,271)	—	(13,271)	(1,763)	12,758	(2,276)	—		(2,276)
Non-controlling interests in income of consolidated entities:
Investment management	—	—	—	(763,137)	—	(763,137)	—		(763,137)
Other operations and holding company	68,173	—	68,173	—	—	68,173	—		68,173
	68,173	—	68,173	(763,137)	—	(694,964)	—		(694,964)
Income from continuing operations	$23,069	$—	$23,069	$259,668	$(26,643)	$256,094	$(900)		$255,194
Income (loss) from continuing operations applicable to:
Limited partners	$24,457								$(2,538)
Earnings (loss) per limited partnership unit(6):
Basic	$0.40								$(0.04)
Diluted	$0.40								$(0.04)
Weighted average limited partnership units outstanding:
Basic	61,857								61,857
Diluted	61,857								61,857

See accompanying notes.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2005
(In 000s, except per unit data)

	Historical						Pro Forma Adjustment
	IE	Income Stmt Presentation Reclassification(5)	Reclassified IE	Investment Management Entities(1)	Reclassify ACEP to Discontinued Operations(2)	Subtotal	Acquisition of Investment Management Entities(1)		Pro Forma Results
Revenues:
Investment management:
Interest, dividends and other income	$—	$—	$—	$47,436	$—	$47,436	$—		$47,436
Net gain from investment activities	—	—	—	305,440	—	305,440	—		305,440
	—	—	—	352,876	—	352,876	—		352,876
Other operations and holding company:
Gaming	327,982	—	327,982	—	(327,982)	—	—
Real estate	100,299	—	100,299	—	—	100,299	—		100,299
Home furnishings	472,681	—	472,681	—	—	472,681	—		472,681
Interest and other income	—	42,791	42,791	—	(1,617)	41,174	—		41,174
Net loss from investment activities	—	(21,260)	(21,260)	—	—	(21,260)	—		(21,260)
Other income, net	—	9,774	9,774	—	(25)	9,749	—		9,749
	900,962	31,305	932,267	—	(329,624)	602,643	—		602,643
Total revenues	900,962	31,305	932,267	352,876	(329,624)	955,519	—		955,519
Expenses:
Investment management	—	—	—	26,050	—	26,050	900	(3e)	26,950
Other operations and holding company:
Gaming	260,955	—	260,955	—	(260,955)	—	—		—
Real estate	82,512	—	82,512	—	—	82,512	—		85,512
Home furnishings	495,110	—	495,110	—	—	495,110	—		495,110
Holding company expenses	17,142	—	17,142	—	—	17,142	—		17,142
Interest expense	—	91,174	91,174	—	(18,846)	72,328	—		72,328
	855,719	91,174	946,893	—	(279,801)	667,092	—		667,092
Total expenses	855,719	91,174	946,893	26,050	(279,801)	693,142	900		694,042
	45,243	(59,869)	(14,626)	326,826	(49,823)	262,377	(900)		261,477
Other income (expense), net
Interest expense	(91,174)	91,174	—	—	—	—	—		—
Interest income	42,791	(42,791)	—	—	—	—	—		—
Other income (expense), net	(12,861)	12,861	—	—	—	—	—		—
Equity in earnings of affiliate	1,375	(1,375)	—	—	—	—	—		—
Income (loss) from continuing operations before income taxes and non-controlling interests	(14,626)	—	(14,626)	326,826	(49,823)	262,377	(900)		261,477
Income tax expense	(18,170)	—	(18,170)	(890)	16,789	(2,271)	—		(2,271)
Non-controlling interests in income of consolidated entities:
Investment management	—	—	—	(241,361)	—	(241,361)	—		(241,361)
Other operations and holding company	10,140	—	10,140	—	—	10,140	—		10,140
	10,140	—	10,140	(241,361)	—	(231,221)	—		(231,221)
Income (loss) from continuing operations	$(22,656)	$—	$(22,656)	$84,575	$(33,034)	$28,885	$(900)		$27,985
Income (loss) from continuing operations applicable to:
Limited partners	$(16,504)								$(49,763)
Earnings (loss) per limited partnership unit(6):
Basic	$(0.31)								$(0.92)
Diluted	$(0.31)								$(0.92)
Weighted average limited partnership units outstanding:
Basic	54,085								54,085
Diluted	54,085								54,085

See accompanying notes.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2004
(In 000s, except per unit data)

	Historical						Pro Forma Adjustments
	IE	Income Stmt Presentation Reclassification(5)	Reclassified IE	Investment Management Entities(1)	Reclassify ACEP to Discontinued Operations(2)	Subtotal	Acquisition of Investment Management Entities(1)		Pro Forma Results
Revenues:
Investment management:
Interest, dividends and other income	$—	$—	$—	$2,846	$—	$2,846	$—		$2,846
Net gain from investment activities	—	—	—	59,254	—	59,254	—		59,254
	—	—	—	62,100	—	62,100	—		62,100
Other operations and holding company:
Gaming	299,981	—	299,981	—	(299,981)	—	—		—
Real estate	61,557	—	61,557	—	—	61,557	—		61,557
Interest and other income	—	42,145	42,145	—	(1,049)	41,096	—		41,096
Net gain from investment activities	—	16,540	16,540	—	—	16,540	—		16,540
Other income, net	—	7,913	7,913	—	—	7,913	—		7,913
	361,538	66,598	428,136	—	(301,030)	127,106	—		127,106
Total revenues	361,538	66,598	428,136	62,100	(301,030)	189,206	—		189,206
Expenses:
Investment management	—	—	—	1,976	—	1,976	150	(3e)	2,126
Other operations and holding company:
Gaming	251,119	—	251,119	—	(251,119)	—	—		—
Real estate	49,681	—	49,681	—	—	49,681	—		49,681
Holding company expenses	4,741	—	4,741	—	—	4,741	—		4,741
Interest expense	—	47,320	47,320	—	(18,939)	28,381	—		28,381
	305,541	47,320	352,861	—	(270,058)	82,803	—		82,803
Total expenses	305,541	47,320	352,861	1,976	(270,058)	84,779	150		84,929
	55,997	19,278	75,275	60,124	(30,972)	104,427	(150)		104,277
Other income (expense), net
Interest expense	(47,320)	47,320	—	—	—	—	—		—
Interest income	42,145	(42,145)	—	—	—	—	—		—
Other income, net	24,453	(24,453)	—	—	—	—	—		—
Income (loss) from continuing operations before income taxes and non-controlling interests	75,275	—	75,275	60,124	(30,972)	104,427	(150)		104,277
Income tax expense	(10,099)	—	(10,099)	(81)	10,099	(81)	—		(81)
Non-controlling interests in income of consolidated entities:
Investment management	—	—	—	(48,649)	—	(48,649)	—		(48,649)
Other operations and holding company	—	—	—	—	—	—	—		—
	—	—	—	(48,649)	—	(48,649)	—		(48,649)
Income from continuing operations	$65,176	$—	$65,176	$11,394	$(20,873)	$55,697	$(150)		$55,547
Income from continuing operations applicable to:
Limited partners	$44,035								$23,430
Earnings per limited partnership unit(6):
Basic	$0.96								$0.51
Diluted	$0.95								$0.51
Weighted average limited partnership units outstanding:
Basic	46,098								46,098
Diluted	51,542								46,098

See accompanying notes.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Acquisition of Partnership Interests

On August 8, 2007, IE entered into a Contribution and Exchange Agreement (the “Contribution Agreement”) with CCI Offshore Corp. (“CCI Offshore”), CCI Onshore Corp. (“CCI Onshore”), and Icahn Management (Icahn Management, CCI Offshore and CCI Onshore collectively referred to herein as the “Contributors”), and Carl C. Icahn. Pursuant to the Contribution Agreement, IE acquired the general partnership interests in the General Partners, acting as general partners of the Onshore Fund and the Offshore Master Funds (as defined below) managed and controlled by Mr. Icahn (the Onshore Fund and the Offshore Master Funds collectively referred to herein as the “Investment Funds”). The General Partners also act as general partners of certain funds formed as Cayman Islands exempted limited partnerships that invest in the Offshore Master Funds. These funds, together with other funds that also invest in the Offshore Master Funds, constitute the “Feeder Funds” and, together with the Investment Funds, the “Private Funds.” IE also acquired the general partnership interest in New Icahn Management, a newly formed management company that provides certain management and administrative services to the Private Funds. The total initial consideration paid for the acquisition was $810 million of IE depositary units. In addition, IE has agreed to make certain earn-out payments to the Contributors over a five-year period payable in additional depositary units based on IE’s after-tax earnings from the Partnership Interests that it acquired, as described below.

Prior to the formation of New Icahn Management, Icahn Management provided management and administrative services to the Private Funds. New Icahn Management currently provides management and administrative services to the Private Funds.

The Asset Management and GP Entities are considered entities under common control with IE. Accordingly, the accompanying unaudited pro forma condensed combined financial statements include the net assets and results of operations of the Asset Management and GP Entities during the period of common control, commencing November 1, 2004.

The Asset Management and GP Entities do not provide investment advisory or other management services to any other entities, individuals or accounts. Interests in the Private Funds are offered only to certain sophisticated and accredited investors on the basis of exemptions from the registration requirements of the federal securities laws and are not publicly available. The Asset Management and GP Entities generate income from amounts earned pursuant to contractual arrangements with the Private Funds. Such amounts include an annual management fee of 2.5% of assets under management and a performance-based, or incentive, allocation of 25% of the net profits earned by the Private Funds subject to a “high water mark” (whereby the Asset Management and GP Entities do not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses in prior periods are recovered), although such amounts have been (and may in the future be) modified or waived in certain circumstances. The Asset Management and GP Entities and their affiliates may also earn income through their principal investments in the Private Funds. The management fees and incentive income earned by the Asset Management and GP Entities from consolidated entities are eliminated in consolidation; however, the Asset Management and GP Entities’ share of the net income from the Private Funds includes by the amount of these eliminated fees, via a reduction in the non-controlling interests’ share of the net income.

As consideration for the contribution to IE of the Partnership Interests, IE delivered to the Contributors 8,632,679 of its depositary limited partnership units at the closing, representing $810 million of such units based on the volume-weighted average price of the depositary units on the New York Stock Exchange (the “NYSE”) for the 20-trading-day period ending on August 7, 2007 (the day before the closing). In addition, IE has agreed to make certain contingent earn-out payments to the Contributors over a five-year period payable in additional depositary units based on IE’s after-tax earnings generated from the partnership interests it acquired, which includes both management fees and performance-based or incentive allocations paid by the Private Funds to the Asset Management and GP Entities. There is a maximum aggregate earn-out (including any catch-up) of $1.121 billion, which is subject to achieving total after-tax earnings in such period of at least $3.906 billion.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Acquisition of Partnership Interests  – (continued)

Prior to the acquisition of the Partnership Interests on August 8, 2007, CCI Offshore was the general partner of the Offshore GP, which, in turn, is the general partner of each of Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership, which commenced investment operations in November 2004 (“Offshore Master Fund I”), Icahn Partners Master Fund II L.P., a Cayman Islands exempted limited partnership which commenced investment operations in February 2007 (“Offshore Master Fund II”) and Icahn Partners Master Fund III L.P., a Cayman Islands exempted limited partnership, which commenced investment operations in April 2007 (“Offshore Master Fund III” and, together with Offshore Master Fund I and Master Fund II, the “Offshore Master Funds”).

Prior to the acquisition of the Partnership Interests on August 8, 2007, CCI Onshore was the general partner of the Onshore GP, which, in turn, is the general partner of Icahn Partners LP, a Delaware limited partnership (the “Onshore Fund”).

CCI Offshore contributed to IE 100% of CCI Offshore’s general partnership interests in the Offshore GP (the “Offshore Partnership Interests”) and CCI Onshore contributed to IE 100% of CCI Onshore’s general partnership interests in the Onshore GP (the “Onshore Partnership Interests”). The General Partners’ capital account with respect to the Offshore Partnership Interests and the Onshore Partnership Interests at the time of IE’s acquisition aggregated approximately $103.5 million, including incentive allocations.

Immediately prior to the execution and delivery of the Contribution Agreement, Icahn Management and New Icahn Management entered into an agreement pursuant to which Icahn Management contributed substantially all of its assets and liabilities, other than certain rights in respect of deferred management fees, to New Icahn Management in exchange for 100% of the general partnership interests in New Icahn Management. Such contribution included the assignment of certain management agreements with the Private Funds. Pursuant to the Contribution Agreement, Icahn Management contributed to IE 100% of Icahn Management’s general partnership interests in New Icahn Management (the “New Icahn Management Partnership Interests” and, together with the Onshore Partnership Interests and the Offshore Partnership Interests, the “Partnership Interests”).

IE has also entered into an employment agreement (the “Icahn Employment Agreement”), with Mr. Icahn pursuant to which, over a five-year term, Mr. Icahn will serve as IE’s Chairman and as Chairman and Chief Executive Officer of New Icahn Management. Mr. Icahn also serves as the Chief Executive Officer of the General Partners. During the employment term, IE will pay Mr. Icahn an annual base salary of $900,000 and an annual incentive bonus based on a bonus formula with two components. The first component is based on the annual return on assets under management by the Asset Management and GP Entities. The second component of the annual bonus payable by IE is tied to the growth in its annual net income (other than income or losses resulting from the operations of the Asset Management and GP Entities).

Fifty percent of all bonus amounts payable by IE and New Icahn Management to Mr. Icahn shall be subject to mandatory deferral and treated as though invested in the Private Funds and subject to a 2% annual management fee (but no incentive allocation). Such deferred amounts shall be subject to vesting in equal annual installments over a three-year period commencing from the last day of the year giving rise to the bonus. Amounts deferred generally are not subject to acceleration and unvested deferred amounts shall be forfeited if Mr. Icahn ceases to be employed under his employment agreement, provided that all deferred amounts shall vest in full and be payable in a lump sum payment thereafter if either the employment of Mr. Icahn is terminated by IE without Cause, Mr. Icahn terminates his employment for Good Reason (as such terms are defined in the Icahn Employment Agreement) or upon Mr. Icahn’s death or disability during the employment term. In addition, upon Mr. Icahn’s completion of service through the end of the employment term, Mr. Icahn will also vest in full in any mandatory deferrals. Vested deferred amounts (and all deferred returns, earnings and profits thereon) shall be paid to Mr. Icahn within 60 days following the vesting date. Returns on amounts subject to deferral shall also be subject to management fees charged by New Icahn Management.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

2. Pending Sale of American Casino & Entertainment Properties LLC

On April 22, 2007, American Entertainment Properties Corp, or AEP, a wholly owned indirect subsidiary of IE, entered into a Membership Interest Purchase Agreement with W2007/ACEP Holdings, LLC, an affiliate of Whitehall Street Real Estate Funds, a series of real estate investment funds affiliated with Goldman, Sachs & Co., to sell all of the issued and outstanding membership interests of ACEP, which comprises IE’s gaming operations, for $1.3 billion, plus or minus certain adjustments, such as working capital, more fully described in the agreement. Pursuant to the terms of the agreement, AEP is required to cause ACEP to repay, from funds provided by AEP, the principal, interest, prepayment penalty or premium due on ACEP’s 7.85% senior secured notes due 2012 and ACEP’s senior secured credit facility. With this transaction, IE anticipates realizing a gain of approximately $0.57 billion on its investments in ACEP, after income taxes. ACEP’s casino assets are comprised of the Stratosphere Casino Hotel & Tower, the Arizona Charlie’s Decatur, the Arizona Charlie’s Boulder and the Aquarius Casino Resort. The transaction is subject to the approval of the Nevada Gaming Commission and the Nevada State Gaming Control Board, as well as customary conditions. The parties expect to close the transaction by approximately late 2007 or early 2008; however, there can be no assurance that the transaction will be consummated.

3. Pro Forma Adjustments — Acquisition of Asset Management Partnership Interests

3a	In connection with the issuance of $810.0 million of IE’s depositary units as initial consideration for the acquisition of the Partnership Interests, Icahn Enterprises G.P. Inc. (“IEGP”), which was formerly known as American Property Investors, Inc., contributed $8,182,000 to IE and $8,264,000 to Icahn Enterprises Holdings L.P. (“IEH”), which was formerly known as American Real Estate Holdings Limited Partnership, in order to maintain its 1% interest in each of IE and IEH.
3b	Represents amount of cash and deferred management fees receivable from Asset Management and GP Entities not included in assets purchased by IE.
3c	Represents the reclassification of the partners’ equity in the Asset Management business that was not acquired. Prior to the acquisition of the Partnership Interests, the following transactions were effected:
(i)	Offshore GP converted substantially all of its general partnership capital in Offshore Master Fund I into a limited partnership interest in Offshore Master Fund I and distributed such interest to CCI Offshore.
(ii)	Onshore GP converted substantially all of its general partnership capital in the Onshore Fund into a limited partnership interest in the Onshore Fund and distributed such interest to CCI Onshore.
3d	Represents the following:

(in 000s)
Book value of net assets acquired from the Contributors	$103,535
Capital contributions from IEGP	16,446
Elimination of Asset Management and GP Entities’ partners’ equity	(554,200)
$(434,219)
3e	Adjustment to reflect compensation for Mr. Icahn based on the Icahn Employment Agreement. The pro forma adjustment reflects Mr. Icahn’s base salary of $900,000 per annum. No pro forma adjustment has been reflected relating to bonus payments to Mr. Icahn as, based on the provisions of the Icahn Employment Agreement, any amounts that would have been payable for the fiscal year ended December 31, 2006 and the six months ended June 30, 2007 would not have been material.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

4. Pro Forma Adjustments — Disposition of ACEP

4a	To record the following adjustments to cash:

(in 000s)
Estimated gross proceeds from sale of ACEP	$1,300,000
Add: net working capital	58,576
Total proceeds	1,358,576
Repayment of long-term debt	(255,000)
Debt early redemption fees	(8,600)
Net proceeds	1,094,976
Estimated transaction costs	(6,798)
Stay bonuses	(5,000)
Total adjustments to cash	$1,083,178
4b	Reflects the elimination of the June 30, 2007 carrying value of the assets and liabilities of ACEP.
4c	Reflects the estimated amount of income taxes payable relating to the sale of ACEP.
4d	Reflects the amount of the estimated net gain on the transaction, net of income taxes.

5. Change in Presentation

Balance Sheet

As a result of the acquisition of the Partnership Interests on August 8, 2007 and the consolidation of the affiliated partnership entities, IE has changed the presentation of its balance sheet to an unclassified format in the accompanying pro forma condensed combined balance sheet as of June 30, 2007. Accordingly, certain amounts reflected in its classified balance sheet in its quarterly report on Form 10-Q filed with the SEC on August 9, 2007 have been reclassified to conform to the unclassified balance sheet presentation. The changes in the balance sheet amounts reflected in the accompanying pro forma condensed combined balance sheet as of June 30, 2007 as a result of the reclassification are summarized as follows (in 000s):

1.	Other assets of $71,964 in the accompanying pro forma balance sheet include other current assets of $41,255 and other assets of $30,709 as reported on Form 10-Q.
2.	Accrued expenses and other liabilities of $163,789 in the accompanying pro forma balance sheet include accrued expenses and other current liabilities of $148,742 and other liabilities of $15,047 as reported on Form 10-Q.
3.	Long-term debt of $2,040,788 in the accompanying pro forma balance sheet include current portion of long-term debt of $23,111 and long-term debt of $2,017,677 as reported on Form 10-Q.

Statement of Operations

As a result of the acquisition of the Partnership Interests on August 8, 2007 and the consolidation of the affiliated partnership entities, IE has changed the presentation of its statements of operations. The reclassifications to the statement of operations included in its quarterly report on Form 10-Q filed with the SEC on August 9, 2007 are as follows:

1.	The grouping of revenues and expenses to arrive at “operating income” and certain categories of “other income and expense” has been discontinued.
2.	Interest and other income, net gain from investment activities and other income, net are now classified as revenues.
3.	Interest expense is now classified with total expenses

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

6. Earnings Per Limited Partnership Unit

Basic earnings per LP Unit are based on earnings attributable to IE’s limited partners. Pro forma earnings from continuing operations per LP unit reflect the reclassification of ACEP to discontinued operations. In addition, earnings of Icahn Management and the General Partners prior to the acquisition by IE of the Partnership’s Interests on August 8, 2007 are allocated to the General Partner for accounting purposes and pro forma presentation. Therefore, these earnings as well as the LP units issued are excluded from the computation of basic and diluted earnings per LP unit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc. its General Partner
By:	/s/ Keith A. Meister Keith A. Meister Principal Executive Officer

Date: October 24, 2007